    As filed with the Securities and Exchange Commission on April 28, 2006

                       Securities Act File No. 33-50390
                   Investment Company Act File No. 811-7076

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

     Registration Statement Under The Securities Act of 1933            [X]
        Pre-Effective Amendment No.                                     [ ]
        Post-Effective Amendment No. 27                                 [X]
     Registration Statement Under the Investment Company Act of 1940    [X]
        Amendment No. 28                                                [X]

                          WILSHIRE MUTUAL FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                                 c/o PFPC Inc.
                                760 Moore Road
                           King of Prussia, PA 19406

Registrant's Telephone Number, including Area Code: (610) 382-8667

Name and Address of Agent for Service:
  David Lebisky
  c/o PFPC Inc.
  760 Moore Road
  King of Prussia, PA 19406

It is proposed that the filing will become effective:

[ ]immediately upon filing pursuant to paragraph (b)
[X]on May 1, 2006 pursuant to paragraph (b)
[ ]60 days after filing pursuant to paragraph (a)(1)
[ ]on ______ pursuant to paragraph (a)(1)
[ ]75 days after filing pursuant to paragraph (a)(2)
[ ]on ______ pursuant to paragraph (a)(2) of Rule 485

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Portfolios' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


Statement of Additional Information ("SAI")
The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:


                          Wilshire Mutual Funds, Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 9807
                             Providence, RI 02940
                    or by calling toll free 1-888-200-6796


You can also review and copy information about the Portfolios, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

..For a duplicating fee, by writing to the Public Reference Section of the Commission, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.


..Free from the Commission's EDGAR database on its internet website at http://www.sec.gov.

                  (Investment Company Act File No. 811-7076)

WILPROS06

[LOGO]




                            INVESTMENT CLASS SHARES

                          INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                                  PROSPECTUS

Prospectus                         WILSHIRE                         May 1, 2006


                              MUTUAL FUNDS, INC.

                   Investment and Institutional Class Shares
                                      of
                        Large Company Growth Portfolio
                         Large Company Value Portfolio
                        Small Company Growth Portfolio
                         Small Company Value Portfolio

                  Dow Jones Wilshire 5000 Index/sm/ Portfolio
                           (http://www.wilfunds.com)


--------------------------------------------------------------------------------


               TABLE OF CONTENTS                            Page
               Introduction................................    2
               Investment and Risk Summary.................    3
                Main Investment Strategies.................    3
                Who May Want to Invest in the Portfolios...    5
                Main Investment Risks......................    5
               Performance and Fee Information.............    6
               More Information about Investments and Risks   16
               Management of the Portfolios................   22
                Investment Adviser.........................   22
                Investment Sub-Advisers....................   22
                Service and Distribution Plan..............   25
               Shareholder Information.....................   26
                How to Buy Portfolio Shares................   26
                How to Sell Portfolio Shares...............   28
                Pricing of Shares..........................   30
                How to Exchange Portfolio Shares...........   30
                Right to Reject Purchase or Exchange Orders   31
                Retirement Plans...........................   32
               Dividend and Distribution Information.......   32
               Federal Income Tax Information..............   32
               Financial Highlights........................   33


--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

                                 INTRODUCTION

This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


.. Large Company Growth Portfolio            Investment Objective: to provide investment results of a
.. Large Company Value Portfolio             portfolio of publicly traded common stocks of companies in
.. Small Company Growth Portfolio            the applicable sub-category of the Dow Jones Wilshire 5000
.. Small Company Value Portfolio             Index (the "Index"). These Portfolios are not index funds.
  (collectively, the "Style Portfolios")

.. Dow Jones Wilshire 5000 Index             Investment Objective: to replicate as closely as possible the
  Portfolio (hereinafter the "Index         performance of the Index before the deduction of Portfolio
  Portfolio" and, together with the Style   expenses.
  Portfolios, the "Portfolios")


No Portfolio's investment objective may be changed without approval of the Portfolio's shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). No Portfolio is guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:

..  the investment adviser of each Portfolio, Wilshire Associates Incorporated
   ("Wilshire"), which allocates portions of each Portfolio's assets among one or more sub-advisers (each a "Sub-Adviser") with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio;

..  the main investment strategies used by Wilshire and each Portfolio's
   Sub-Advisers, in seeking to achieve each Portfolio's objective;

..  the main risks of an investment in each Portfolio;

.. the Portfolios' past performance measured on both a year-by-year and long-term basis, when available; and

..  the fees and expenses that you will pay as a shareholder.

     Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolios.

                          INVESTMENT AND RISK SUMMARY

                          Main Investment Strategies

Large Company Growth Portfolio

   .  Focuses on the large company growth segment of the U.S. equity market.

   . Invests substantially all its assets in companies with the largest market capitalizations -- greater than approximately $1.9 billion as of the date of this prospectus.

   . Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have above average price to earnings ratios.

Small Company Growth Portfolio

   .  Focuses on the small company growth segment of the U.S. equity market.

   . Invests substantially all its assets in companies with smaller market capitalizations -- between approximately $165 million and $1.9 billion as of the date of this prospectus.

   . Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have above average price to earnings ratios.

   . Has less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.

   . Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Large Company Value Portfolio

   .  Focuses on the large company value segment of the U.S. equity market.

   . Invests substantially all its assets in companies with the largest market capitalizations -- greater than approximately $1.9 billion as of the date of this prospectus.

   . Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yields (which means that their prices are low relative to the sizes of their dividends).

Small Company Value Portfolio

   .  Focuses on the small company value segment of the U.S. equity market.

   . Invests substantially all its assets in companies with smaller market capitalizations -- between approximately $165 million and $1.9 billion as of the date of this prospectus.

   . Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

   . Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its category.


Dow Jones Wilshire 5000 Index Portfolio


   . Invests primarily in the common stock of companies included in the Index that are representative of the Index.

   . Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.

   . Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

                   Who May Want to Invest in the Portfolios

A Style Portfolio may appeal to you if:

   .  you are a long-term investor or saver;

   .  you seek growth of capital;

   . you believe that the market will favor a particular style, such as large cap growth stocks, over other styles in the long term and you want a focused exposure to that style; or

   . you own other funds or stocks which provide exposure to some but not all styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

   .  you are a long-term investor or saver;

   .  you seek growth of capital;

   .  you seek to capture the returns of the entire U.S. equity market;

   . you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

   . you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization companies as well as large capitalization companies.

                             Main Investment Risks

Each Portfolio's share price will fluctuate with changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be a less volatile investment than the Style Portfolios.

                        PERFORMANCE AND FEE INFORMATION

                         Large Company Growth Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how the Investment Class Shares' performance has varied from year to year and by showing how the Portfolio's Investment Class Shares and Institutional Class Shares' average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

                                    [CHART]

1996     1997    1998    1999    2000     2001     2002    2003    2004   2005
------  ------  ------  ------ --------  -------  ------- ------- -----  -----
25.74%  32.20%  40.72%  33.95% -15.59%  -16.59%  -21.77%  26.45%   6.70%  8.46%


During the periods shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 3/31/01).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                                 Since
                                                      1 year 5 years 10 years Inception/1/
                                                      ------ ------- -------- -----------
Investment Class
 Return Before Taxes................................. 8.46%  (0.92)%  9.71%     10.48%
 Return After Taxes on Distributions/2/.............. 8.46%  (0.95)%  8.96%      9.74%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares/2/....................... 5.50%  (0.80)%  8.19%      9.00%
Russell 1000 Growth Index/3/
  (reflects no deduction for fees, expenses or taxes) 5.26%  (3.58)%  6.73%      8.56%
Institutional Class/4/
 Return Before Taxes................................. 8.84%  (0.60)%     --     10.06%
Russell 1000 Growth Index/3/
  (reflects no deduction for fees, expenses or taxes) 5.26%  (3.58)%  6.73%      6.44%


/1/ Inception date (commencement of investment operations) of the Investment
    Class was September 30, 1992 and Institutional Class was July 15, 1996.

/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

/3/ The Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with high price-to-book ratios and high forecasted growth values. It is not possible to directly invest in an unmanaged index.

/4/ After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Large Company Growth Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2005 total expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                     Investment Institutional
                                                       Class        Class
                                                     ---------- -------------
  Management Fees...................................   0.75%        0.75%
  Distribution and Service (12b-1) Fees.............   0.22%         None
  Other Expenses....................................   0.42%        0.26%
                                                       -----        -----
  Total Annual Portfolio Operating Expenses.........   1.39%        1.01%
                                                       =====        =====


Example:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                                     Investment Institutional
                                                       Class        Class
                                                     ---------- -------------
  1 Year............................................   $  142      $  103
  3 Years...........................................   $  440      $  322
  5 Years...........................................   $  761      $  558
  10 Years..........................................   $1,669      $1,236

                         Large Company Value Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the Investment Class Shares' performance has varied from year to year and by showing how the Portfolio's Investment Class Shares and Institutional Class Shares' average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004   2005
------  ------  ------  ------  ------  ------  -------  ------  ------  -----
18.08%  30.18%  10.31%  -6.81%  16.96%  -1.21%  -17.23%  28.51%  13.28%  8.90%


During the periods shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                                  Since
                                                       1 year 5 years 10 years Inception/1/
                                                       ------ ------- -------- -----------
Investment Class
 Return Before Taxes.................................. 8.90%   5.32%    9.13%    10.60%
 Return After Taxes on Distributions/2/............... 7.12%   4.12%    7.25%     8.71%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares/2/........................ 8.17%   4.10%    7.01%     8.37%
Russell 1000 Value Index/3/
  (reflects no deduction for fees, expenses and taxes) 7.05%   5.28%   10.94%    12.54%
Institutional Class/4/
 Return Before Taxes.................................. 9.18%   5.60%       --     9.81%
Russell 1000 Value Index/3/
  (reflects no deduction for fees, expenses and taxes) 7.05%   5.28%   10.94%    11.06%


/1/ Inception date (commencement of investment operations) of the Investment
    Class was September 30, 1992 and Institutional Class was July 15, 1996. /2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

/3/ The Russell 1000 Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to directly invest in an unmanaged index.

/4/ After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Large Company Value Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2005 total expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                 Investment Institutional
                                                   Class        Class
                                                 ---------- -------------
       Management Fees..........................   0.75%        0.75%
       Distribution and Service (12b-1) Fees....   0.22%         None
       Other Expenses...........................   0.53%        0.46%
                                                   -----        -----
       Total Annual Portfolio Operating Expenses   1.50%        1.21%
                                                   =====        =====


Example:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                Investment Institutional
                                  Class        Class
                                ---------- -------------
                       1 Year..   $  153      $  123
                       3 Years.   $  474      $  384
                       5 Years.   $  818      $  665
                       10 Years   $1,791      $1,466

                         Small Company Growth Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how the Investment Class Shares' performance has varied from year to year and by showing how the Portfolio's Investment Class Shares and Institutional Class Shares' average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

                                    [CHART]

1996     1997    1998    1999   2000    2001    2002     2003     2004    2005
------  ------  ------  ------  -----  ------  -------  ------   ------   -----
14.01%  11.67%  -3.56%  14.43%  0.99%  -3.05%  -13.94%  37.02%   17.22%   3.48%


During the periods shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 9/30/98).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                                  Since
                                                       1 year 5 years 10 years Inception/1/
                                                       ------ ------- -------- -----------
Investment Class
 Return Before Taxes.................................. 3.48%   6.76%   7.00%      9.72%
 Return After Taxes on Distributions/2/............... 1.69%   6.22%   7.28%      9.15%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares/2/........................ 3.39%   5.69%   7.17%      8.94%
Russell 2000 Growth Index/3/
  (reflects no deduction for fees, expenses and taxes) 4.15%   2.28%   4.69%      7.67%
Institutional Class/4/
 Return Before Taxes.................................. 3.81%   7.01%      --      7.50%
Russell 2000 Growth Index/3/
  (reflects no deduction for fees, expenses and taxes) 4.15%   2.28%   4.69%      4.81%


/1/ Inception date (commencement of investment operations) of the Investment
    Class was September 30, 1992 and Institutional Class was July 15, 1996. /2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

/3/ The Russell 2000 Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to directly invest in an unmanaged index.

/4/ After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Small Company Growth Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2005 total expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                 Investment Institutional
                                                   Class        Class
                                                 ---------- -------------
       Management Fees..........................   0.85%        0.85%
       Distribution and Service (12b-1) Fees....   0.22%         None
       Other Expenses...........................   1.29%        1.20%
                                                   -----        -----
       Total Annual Portfolio Operating Expenses   2.36%        2.05%
                                                   =====        =====


*Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating
 Expenses to 1.50% for each class. This voluntary limit may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                                     Investment Institutional
                                                       Class        Class
                                                     ---------- -------------
  1 Year............................................   $  239      $  208
  3 Years...........................................   $  736      $  643
  5 Years...........................................   $1,260      $1,103
  10 Years..........................................   $2,696      $2,379

                         Small Company Value Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how the Investment Class Shares' performance has varied from year to year and by showing how the Portfolio's Investment Class Shares and Institutional Class Shares' average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

                                    [CHART]

 1996    1997    1998    1999     2000    2001    2002    2003    2004    2005
------  ------  ------  -------  ------  ------  ------  ------  ------   -----
13.94%  31.18%  -5.57%  -12.20%  13.16%  17.23%  -7.98%  36.41%  22.78%   5.41%


During the periods shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6/30/03) and the lowest return for a quarter was (18.34)% (quarter ended 9/30/02).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                                   Since
                                                       1 year  5 years 10 years Inception/1/
                                                       ------- ------- -------- -----------
Investment Class
 Return Before Taxes..................................   5.41% 13.75%   10.32%    10.66%
 Return After Taxes on Distributions/2/............... (0.06)% 11.72%    7.87%     8.35%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares/2/........................   6.47% 11.22%    7.74%     8.15%
Russell 2000 Value Index/3/
  (reflects no deduction for fees, expenses and taxes)   4.71% 13.55%   13.08%    14.25%
Institutional Class/4/
 Return Before Taxes..................................   5.73% 14.07%       --    11.20%
Russell 2000 Value Index/3/
  (reflects no deduction for fees, expenses and taxes)   4.71% 13.55%   13.08%    13.33%


/1/ Inception date (commencement of investment operations) of the Investment
    Class was September 30, 1992 and Institutional Class was July 15, 1996. /2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

/3/ The Russell 2000 Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted values. It is not possible to directly invest in an unmanaged index.

/4/ After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Small Company Value Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2005 total expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                 Investment Institutional
                                                   Class        Class
                                                 ---------- -------------
       Management Fees..........................   0.85%        0.85%
       Distribution and Service (12b-1) Fees....   0.25%         None
       Other Expenses...........................   1.00%        0.93%
                                                   -----        -----
       Total Annual Portfolio Operating Expenses   2.10%        1.78%
                                                   =====        =====


*Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating
 Expenses to 1.50% for each class. This voluntary limit may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                Investment Institutional
                                  Class        Class
                                ---------- -------------
                       1 Year..   $  213      $  181
                       3 Years.   $  658      $  560
                       5 Years.   $1,129      $  964
                       10 Years   $2,431      $2,095

                  Dow Jones Wilshire 5000 Index/sm/ Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Dow Jones Wilshire 5000 Index/sm/ Portfolio by showing how the Investment Class Shares' performance has varied from year to year and by showing how the Portfolio's Investment Class Shares and Institutional Class Shares' average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

                        [CHART]

 2000      2001    2002     2003     2004     2005
-------  -------  -------  ------   ------   -----
-11.07%  -11.49%  -21.32%  29.62%   11.17%   5.63%



During the periods shown in the bar chart, the highest return for a quarter was 17.71% (quarter ended 12/31/99) and the lowest return for a quarter was (16.90)% (quarter ended 9/30/02).

Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                         Since
                                                       1 year 5 years Inception/1/
                                                       ------ ------- -----------
Investment Class
 Return Before Taxes.................................. 5.63%   1.17%     1.61%
 Return After Taxes on Distributions/2/............... 5.53%   0.96%     1.34%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares/2/........................ 3.79%   0.87%     1.21%
Dow Jones Wilshire 5000 Index/3/
  (reflects no deduction for fees, expenses and taxes) 6.38%   2.10%     2.45%
Institutional Class/4/
 Return Before Taxes.................................. 5.83%   1.47%     1.90%
Dow Jones Wilshire 5000 Index/3/
  (reflects no deduction for fees, expenses and taxes) 6.38%   2.10%     2.45%


/1/ Inception date (commencement of investment operations) of the Investment
    Class and the Institutional Class was February 1, 1999.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

/3/ The Dow Jones Wilshire 5000 Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. It is not possible to directly invest in an unmanaged index.

/4/ After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Dow Jones Wilshire 5000 Index Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2005 total expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                 Investment Institutional
                                                   Class        Class
                                                 ---------- -------------
       Management Fees..........................   0.10%        0.10%
       Distribution and Service (12b-1) Fees....   0.23%         None
       Other Expenses...........................   0.49%        0.44%
                                                   -----        -----
       Total Annual Portfolio Operating Expenses   0.82%        0.54%
                                                   =====        =====


Example:

This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and
(v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                Investment Institutional
                                  Class        Class
                                ---------- -------------
                       1 Year..   $   84       $ 55
                       3 Years.   $  262       $173
                       5 Years.   $  455       $302
                       10 Years   $1,014       $677

                 MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Portfolios' assets among the selected Sub-Advisers through the use of sophisticated models. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios, subject to approval of the Company's Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each manager's philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

Style Portfolios


The Company offers focused exposure to four distinct segments of the U.S. market -- large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for "large company" and "small company" stocks. As of the date of this prospectus, large companies are defined as companies with market capitalizations of greater than approximately $1.9 billion, and small companies are defined as companies with capitalizations between approximately $165 million and $1.9 billion. The Style Portfolios' "growth" and "value" criteria generally follow the criteria of the Portfolios' respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change the Style Portfolios' holdings as companies' characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in the Style Portfolios at all times. This means that the Style Portfolios generally hold little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.


The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below. No assurance exists that any of the Portfolios will achieve its objectives.

Los Angeles Capital Management and Equity Research

Los Angeles Capital Management and Equity Research ("LA Capital") serves as a Sub-Adviser to the Index Portfolio and portions of each Style Portfolio. In managing its portion of each Style Portfolio, LA Capital uses its proprietary "Dynamic Alpha" stock selection model to seek to generate incremental returns above the Portfolio's benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital's investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security's exposure to these fundamental risk factors and the security's current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins), analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and 15 different industry risks.


LA Capital generates portfolios based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. LA Capital generally decides to sell a security based on a decline in the security's alpha (excess return) score relative to the portfolio or the benchmark or for risk control purposes rather than as a result of achieving a predetermined price objective. LA Capital reserves the right to arbitrarily limit or modify a Portfolio's holdings based upon a perceived risk or concern regarding a particular company's investment merits. However, these are highly unusual occurrences. LA Capital's portfolios are typically fully invested, with cash holdings generally representing less than 5% of the portfolio's value.

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein"), serves as a Sub-Adviser to the Large Company Value Portfolio. AllianceBernstein's approach to managing its portion of the Portfolio is value-based and price-driven. AllianceBernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on emotional overreactions to events of the day, assuming that current conditions -- good or bad -- will remain unchanged. As a result, it believes that companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, which may create compelling buying opportunities. AllianceBernstein performs intensive fundamental research to seek to identify these buying opportunities in the marketplace.

AllianceBernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by AllianceBernstein's analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The expected return for each stock is then adjusted for the Portfolio's timing risk, by evaluating revisions in consensus earnings estimates and relative return, and concentration risk, or the amount of risk added by a security to the Portfolio relative to the benchmark, through use of a proprietary 19-factor risk model. AllianceBernstein also reviews a balance sheet accruals tool which attempts to measure earnings quality.

Once the risk analysis is complete, securities are re-ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. AllianceBernstein's portion of the Large Company Value Portfolio is based on the model portfolio, which is adjusted for Wilshire's investment restrictions and timing of cash flows. If selected, securities ranking in the top third of AllianceBernstein's valuation universe are overweighted relative to the benchmark because in its view they represent the most undervalued stocks in that universe. Securities ranked in the middle third of AllianceBernstein's universe, if selected, may be market weighted to add diversification to the Portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position may be trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, may be sold or, if it is a very large capitalization stock, it is underweighted. AllianceBernstein may also purchase securities to reduce portfolio risk or increase diversification.

Goldman Sachs Asset Management


Goldman Sachs Asset Management ("GSAM") serves as a Sub-Adviser to the Large Company Growth Portfolio. GSAM seeks a diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. GSAM's strategy emphasizes a company's growth prospects in analyzing equity investments to be purchased. Investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. GSAM's investments in fixed-income securities are limited to securities that are considered cash equivalents.


GSAM decisions to buy, sell or change a position in a security are functions of the security's expected return and risk characteristics. GSAM uses an optimizer which determines the portfolio that it believes maximizes expected return for a given level of risk net of expected transaction costs.

Delaware Management Company


Delaware Management Company, a series of Delaware Management Business Trust ("Delaware"), serves as a Sub-Adviser to the Large Company Growth Portfolio. Delaware believes that returns can be realized through holding a concentrated portfolio of companies with superior business models and opportunities to generate consistent, long-term growth of intrinsic business value. Fundamental research plays a central role in Delaware's bottom-up investment management process, which emphasizes growth in intrinsic business value rather than accounting earnings. Delaware seeks attractive absolute valuation based on future cash generation, and believes that a long-term horizon creates opportunities to exploit under-appreciated change. Delaware's focus on concentrated portfolios may increase the Portfolio's volatility compared to more diversified funds.


Delaware may sell a security when the security's fundamental characteristics change, the issuer experiences an earnings reversal, Delaware believes the security's valuations have exceeded fair value, as measured by Delaware's intrinsic valuation model, or as required by portfolio dynamics (i.e., Delaware finds what it believes to be a better opportunity as a result of its investment process).

NWQ Investment Management Company, LP

NWQ Investment Management Company, LP ("NWQ") serves as a Sub-Adviser to the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ's evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ's stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts, are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40-70 securities for the Portfolio.


NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Kalmar Investment Advisers

Kalmar Investment Advisers ("Kalmar") serves as a Sub-Adviser to the Small Company Growth Portfolio. Kalmar practices a "growth-with-value" approach to small company investing, which seeks to identify high quality, vigorously growing businesses before they are widely discovered by other institutional investors. Kalmar's intent is to make long-term investments in companies that are adding significant value to their businesses by purchasing securities of such companies at valuation levels that Kalmar expects to materially increase as other investors learn of the success of such companies.


Kalmar's investment team generates potential investment ideas using a variety of overlapping search techniques, including, among others, knowledge of the small company universe resulting from the investment team's substantial research experience and meeting directly with management of small companies. Investment research at the firm is primarily "bottom-up" analysis of companies as the investment team looks for such criteria as proven and sustainable double-digit growth in revenue and earnings per share ("EPS") together with stocks that it considers reasonably priced relative to EPS, cash flow, revenues and enterprise value. Through the bottom-up stock selection process, Kalmar seeks to avoid concentrated sector bets and to diversify investments both by company size and company growth character. Kalmar's sell discipline is driven by the firm's ongoing research and judgment of the evolving reward-to-risk relationship with respect to each holding.


Pzena Investment Management, LLC


Pzena Investment Management, LLC ("Pzena") serves as a Sub-Adviser to the Large Company Value Portfolio. Pzena has a "classic" value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. The firm applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company's problems are temporary, the company's management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the Portfolio's volatility compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid "emotional" input and to focus on the pure valuation level of each company.


The Index Portfolio

The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.


LA Capital manages the Index Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.


Over time, LA Capital expects the correlation between the performance of the Index and the Index Portfolio to be over 0.9 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance will be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities, and the timing and amount of sales and redemptions of Index Portfolio shares.


Securities Lending

A Portfolio may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios' directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.


Temporary Investments


During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its objective.


Risk Information

Investing in the Portfolios involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


Index Risk. There is a risk that the Index Portfolio's performance may not match the Index exactly. The Index Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Portfolio incurs management fees, 12b-1 fees (for Investment Class Shares), administrative expenses and transaction costs in trading stocks.


Style Risk. Another risk of investing in a Style Portfolio is the risk that the Portfolio's style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Small Cap Risk. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Disclosure of Portfolio Holdings


A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios' Statement of Additional Information and on the Company's website at www.wilfunds.com. The Portfolios' complete portfolio holdings data will be made available monthly on its website at the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

                         MANAGEMENT OF THE PORTFOLIOS

                              Investment Adviser


Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2006, managed approximately $15.4 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, David Hall, Charles Roth, Cleo Chang and Doug Davies. Mr. Castille is the Chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2005.



                                           Management fee as a % of average
   Portfolio                               daily net assets of the Portfolio
   ---------                               ---------------------------------
   Large Company Growth Portfolio                        0.75%
   Large Company Value Portfolio                         0.75%
   Small Company Growth Portfolio                        0.01%
   Small Company Value Portfolio                         0.25%
   Dow Jones Wilshire 5000 Index Portfolio               0.10%



The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth and Small Company Value Portfolios so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of its Investment Class shares and Institutional Class shares until further notice. This voluntary fee waiver/reimbursement may be terminated or modified at any time, subject to approval of the Board of Directors. A discussion regarding the basis for the Board of Directors' approval of the Agreement is included in the Company's Semi-Annual Report to shareholders dated June 30, 2005.


                            Investment Sub-Advisers

The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each Portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.


Each Sub-Adviser's fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors' approval of each sub-advisory agreement is available in the Company's annual or semi-annual reports to shareholders. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of shares in the Portfolio.


LA Capital


Wilshire entered into a sub-advisory agreement with LA Capital, effective
April 15, 2003, to manage the Dow Jones Wilshire 5000 Index Portfolio and portions of the Large Company Growth, Large Company Value, Small Company Growth and Small Company Value Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2006 managed approximately $3.9 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

AllianceBernstein

Wilshire entered into a sub-advisory agreement with AllianceBernstein, effective April 9, 2003, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2006, managed approximately $617 billion in assets. Marilyn Fedak, John Mahedy, John Phillips and Chris Marx are co-portfolio managers of AllianceBernstein's portion of the Large Company Value Portfolio. Ms. Fedak has been Chief Investment Officer of the US Value Equities Group and chairman of the US Value Equity Investment Policy Group since 1993.
In 2003, she became head of the AllianceBernstein Value Equities Business. She serves on AllianceBernstein's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Previously, she had been a senior portfolio manager since joining the firm in 1984. She is a Chartered Financial Analyst. Mr. Mahedy was named co-Chief Investment Officer of the US Value Equities Group in 2003. He continues to serve as Director of Research of US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil services industry from 1988 to 1991. He is a Certified Public Accountant. Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1994. He is also chairman of AllianceBernstein's Proxy Voting Committee and is a Chartered Financial Analyst. Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

GSAM


Wilshire entered into a sub-advisory agreement with GSAM, effective
September 30, 2004, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005, and as of December 31, 2005, managed approximately $496.1 billion in assets. GSAM's portion of the Large Company Growth Portfolio is managed by GSAM's Global Quantitative Equity Team ("GQE") headed by Robert C. Jones, CFA, Managing Director and Chair of the Quantitative Equity Investment Policy Committee, and Melissa R. Brown, CFA, Managing Director and Senior Portfolio Manager of GSAM. Mr. Jones joined GSAM in 1989 as a portfolio manager. Ms. Brown has over 20 years experience in the industry. For the 15 years prior to joining GSAM in 1998, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop, and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective.


Delaware


Wilshire entered into a sub-advisory agreement with Delaware, effective May 2, 2005, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Delaware is located at One Commerce Square, Philadelphia, PA 19103, and as of March 31, 2006, Delaware and its affiliates managed approximately $116.5 billion in assets. Day to day management of Delaware's portion of the Large Company Growth Portfolio is the responsibility of portfolio managers Jeffery S. Van Harte, CFA, Christopher J. Bonavico, CFA, Daniel J. Prislin, CFA, Christopher M. Ericksen, CFA and Patrick G. Fortier, CFA, each of whom joined Delaware in April, 2005. Prior to joining Delaware, each portfolio manager was a principal and portfolio manager at Transamerica Investment Management, LLC ("TIM"), which previously managed the portion of the Portfolio managed by Delaware. Mr. Van Harte is Chief Investment Officer for Delaware. Prior to this, he was Executive Vice President and Head of Equity Investments at TIM, where he was the Lead Manager for the Transamerica Premier Equity Fund and also managed sub-advised funds and institutional separate accounts in TIM's large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. He has over 25 years of investment experience. Messrs. Bonavico and Prislin are Senior Portfolio Manager/Analysts and Messrs. Ericksen and Fortier are Portfolio Manager/Analysts for Delaware. Prior to joining Delaware, Messrs. Bonavico and Prislin had been at TIM since 1993 and 1998, respectively. Before joining TIM, Mr. Bonavico was a research analyst for Salomon Brothers, and Mr. Prislin was an assistant portfolio manager with Franklin Templeton. Prior to joining Delaware, Messrs. Ericksen and Fortier had been at TIM since 2004 and 2000, respectively. Before joining TIM, Mr. Ericksen was a Vice President at Goldman Sachs, and Mr. Fortier was an equity research analyst for Olde Equity Research. Messrs. Bonavico, Prislin, Ericksen and Fortier have 17 years, ten years, 11 years and ten years, respectively, of investment experience.


NWQ


Wilshire entered into a sub-advisory agreement with NWQ, effective August 4, 2005 (and prior to that, an agreement affective September 30, 2004), to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. NWQ is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, and as of March 31, 2006, managed approximately $31.8 million in assets. Phyllis G. Thomas, CFA is the portfolio manager of NWQ's portion of the Portfolio. Ms. Thomas joined NWQ in 1990, and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company.


Kalmar


Wilshire entered into a sub-advisory agreement with Kalmar, effective
December 31, 2004, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Kalmar is located at 3701 Kennett Pike, Wilmington, Delaware 19807, and as of March 31, 2006, the firm and its affiliates managed approximately $3 billion in assets. Ford B. Draper, Jr., Dana F. Walker, CFA and Gregory A. Hartley, CFA lead Kalmar's investment team. Mr. Draper is the President and Chief Investment Officer at Kalmar and has 38 years of experience in investment research and portfolio management. He founded Kalmar in 1996 and Kalmar Investments, Inc., an affiliated investment adviser which provides investment management services to separately managed accounts, in 1982. He has conducted research on a broad range of business models covering most sectors in the economy. Mr. Walker joined Kalmar in 1986 and has 23 years experience in investment research and management. He focuses on the retail, health care, manufacturing and materials sectors, and business services. Mr. Hartley joined Kalmar in 1993 and has 22 years of experience in investment research and management. His investment focus is on the financial services, retail, industrial, technology, and transportation/logistics sectors.


Pzena


Wilshire entered into a sub-advisory agreement with Pzena, effective
December 31, 2004, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036, and as of March 31, 2006, the firm managed approximately $19,754 million in assets. Pzena's investment team consists of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a Principal and (effective January 1, 2006) Portfolio Manager of Large Cap Value at the firm. Previously, Mr. DeSpirito was one of the Portfolio Managers of Pzena Investment Management's Small Cap Value service. Prior to joining Pzena in 1996,
Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray.


                         Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class Shares (the "Plan"). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio's Investment Class Shares to finance distribution of those Shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for its Investment and Institutional Class Shares which authorizes payments by the Investment Class Shares annually of up to 0.20% and Institutional Class Shares annually of up to 0.15% of the average daily net assets attributable to Investment and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries.

                            SHAREHOLDER INFORMATION

                          How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio's shares if we believe it is in a Portfolio's best interest to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

   . Investment Class Shares. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

   . Institutional Class Shares. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to "Wilshire Mutual Funds, Inc." For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

      Wilshire Mutual Funds, Inc.
      c/o PFPC Inc.
      P.O. Box 9807
      Providence, RI 02940

If you are mailing via overnight courier:

      Wilshire Mutual Funds, Inc.
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made by third party checks.

(2) Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

      PNC Bank
      Pittsburgh, PA
      ABA No: 031000053
      Account Number: 8606905548
      FFC: [Name of Fund]
      FBO: [Insert shareholder name and account number.]

If your initial purchase of Portfolio shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) Electronic Funds Transfer. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

      PNC Bank
      Wilshire Mutual Funds, Inc. -- [Portfolio Name]
      [Shareholder Account Number]
      Account of [Registered Shareholder]

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.

                         How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under "Right to Reject Purchase or Exchange Orders" below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

   . Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

   . Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.


(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter
(i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.


Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares, or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares, and $150,000 in the case of Institutional Class Shares.


Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.


If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

                               Pricing of Shares


When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of Wilshire and the sub-adviser responsible for managing the portion of the Portfolio whose securities require a fair valuation determination, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.


                       How to Exchange Portfolio Shares


You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund ("Money Market Fund"), provided you meet the purchase eligibility requirements. Note that exchanges from one Portfolio to another Portfolio or to the Money Market Fund are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Portfolio, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to us at Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) By Telephone. Call us at 1-888-200-6796 and give us the information stated above under "By Mail". To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

   . Shares will be exchanged at their net asset value next determined after we receive your exchange request.

   .  We reserve the right to reject any exchange request in whole or in part.

   . We may modify or terminate the availability of exchanges at any time with notice to shareholders.

   . You should read the prospectus of the Portfolio or Money Market Fund whose shares you are acquiring.

                  Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

                               Retirement Plans


The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.


                     DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


                        FEDERAL INCOME TAX INFORMATION

A Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income other than "qualified dividend income," and distributions of realized net short-term capital gains are taxable to you as ordinary income. Distribution of "qualified dividend income" (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate investors in the Portfolio at rates applicable to long-term capital gains, provided certain holding period requirements are satisfied. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio. A Portfolio's distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Portfolio. An exchange of a Portfolio's shares for shares of another Portfolio will be treated for federal income tax purposes as a sale of the Portfolio's shares, and any gain you realize on the exchange may be taxable. Foreign shareholders are subject to special withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

                             FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Portfolios' shares for the past five years. Certain information reflects the financial performance of a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolios' financial statements and related notes, is included in the annual report, which is available on request.

                        LARGE COMPANY GROWTH PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                                  INVESTMENT CLASS SHARES
                                            -----------------------------------------------------------------
                                                                             FOUR MONTH        YEAR ENDED
                                               YEAR      YEAR       YEAR       PERIOD          AUGUST 31,
                                              ENDED     ENDED      ENDED       ENDED      -------------------
                                             12/31/05  12/31/04   12/31/03  12/31/02/1/      2002       2001
                                            --------   --------  --------   ----------    --------   --------
Net asset value, beginning of period....... $  31.80   $  29.83  $  23.59    $  24.22     $  29.12   $  46.36
                                            --------   --------  --------    --------     --------   --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)*..............    (0.12)      0.04     (0.05)       0.02         0.04      (0.08)
Net realized and unrealized gain/(loss) on
 investments and futures contracts.........     2.81       1.96      6.29       (0.61)       (4.86)    (16.65)
                                            --------   --------  --------    --------     --------   --------
Total from investment operations...........     2.69       2.00      6.24       (0.59)       (4.82)    (16.73)
                                            --------   --------  --------    --------     --------   --------

LESS DISTRIBUTIONS:
Dividends from net investment income.......       --      (0.03)       --       (0.04)          --         --
Distributions from capital gains...........       --         --        --          --        (0.08)     (0.51)
                                            --------   --------  --------    --------     --------   --------
Total distributions........................       --      (0.03)       --       (0.04)       (0.08)     (0.51)
                                            --------   --------  --------    --------     --------   --------
Net asset value, end of period............. $  34.49   $  31.80  $  29.83    $  23.59     $  24.22   $  29.12
                                            ========   ========  ========    ========     ========   ========
Total return/2/............................     8.46%      6.70%    26.45%      (2.42)%**   (16.61)%   (36.33)%
                                            ========   ========  ========    ========     ========   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end period (in 000's).......... $411,660   $410,332  $365,658    $243,890     $249,328   $354,633
Operating expenses excluding custody
 earnings credit...........................     1.39%      1.44%     1.37%       0.95%***     0.90%      0.84%
Operating expenses including reimbursement/
 waiver/custody earnings credit............     1.38%      1.43%     1.36%       0.95%***     0.89%      0.83%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit............     1.39%      1.44%     1.47%       1.45%***     0.90%      0.84%
Net investment income/(loss) including
 reimbursement/waiver/custody earnings
 credit....................................    (0.37)%     0.11%    (0.20)%      0.28%***     0.14%     (0.23)%
Portfolio turnover rate....................       58%       121%       93%         21%**        47%        43%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                        LARGE COMPANY GROWTH PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                                INSTITUTIONAL CLASS SHARES
                                            ----------------------------------------------------------------
                                                                             FOUR MONTH        YEAR ENDED
                                                YEAR       YEAR      YEAR      PERIOD          AUGUST 31,
                                               ENDED      ENDED     ENDED      ENDED      ------------------
                                              12/31/05   12/31/04  12/31/03  12/31/02/1/    2002       2001
                                            --------     --------  --------  ----------   -------   --------
Net asset value, beginning of period....... $  32.13     $  30.13  $  23.81   $ 24.51     $ 29.39   $  46.63
                                            --------     --------  --------   -------     -------   --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.....................     0.00#        0.13      0.03      0.05        0.12       0.03
Net realized and unrealized gain/(loss) on
 investments and futures contracts.........     2.84         2.01      6.36     (0.62)      (4.92)    (16.76)
                                            --------     --------  --------   -------     -------   --------
Total from investment operations...........     2.84         2.14      6.39     (0.57)      (4.80)    (16.73)
                                            --------     --------  --------   -------     -------   --------

LESS DISTRIBUTIONS:
Dividends from net investment income.......       --        (0.14)    (0.07)    (0.13)         --         --
Distributions from capital gains...........       --           --        --        --       (0.08)     (0.51)
                                            --------     --------  --------   -------     -------   --------
Total distributions........................       --        (0.14)    (0.07)    (0.13)      (0.08)     (0.51)
                                            --------     --------  --------   -------     -------   --------
Net asset value, end of period............. $  34.97     $  32.13  $  30.13   $ 23.81     $ 24.51   $  29.39
                                            ========     ========  ========   =======     =======   ========
Total return/2/............................     8.84%        7.10%    26.85%    (2.32)%**  (16.39)%   (36.12)%
                                            ========     ========  ========   =======     =======   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....... $212,501     $182,467  $160,814   $82,459     $84,271   $108,794
Operating expenses excluding custody
 earnings credit...........................     1.01%        1.10%     1.05%     0.64%***    0.59%      0.52%
Operating expenses including reimbursement/
 waiver/custody earnings credit............     1.01%        1.09%     1.04%     0.64%***    0.58%      0.51%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit............     1.01%        1.10%     1.15%     1.14%***    0.59%      0.52%
Net investment income including
 reimbursement/waiver/custody earnings
 credit....................................     0.00%/a/     0.45%     0.12%     0.59%***    0.45%      0.09%
Portfolio turnover rate....................       58%         121%       93%       21%**       47%        43%

------------------

#  Amount less than $0.01 per share.
* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

/a/  Amount represents less than 0.01%

                         LARGE COMPANY VALUE PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                               INVESTMENT CLASS SHARES
                                              ---------------------------------------------------------
                                                                         FOUR MONTH       YEAR ENDED
                                                YEAR     YEAR     YEAR     PERIOD         AUGUST 31,
                                               ENDED    ENDED    ENDED     ENDED      -----------------
                                              12/31/05 12/31/04 12/31/03 12/31/02/1/    2002      2001
                                              -------- -------- -------- ----------   -------   -------
Net asset value, beginning of period......... $ 21.92  $ 20.52  $ 16.03   $ 17.59     $ 21.09   $ 19.91
                                              -------  -------  -------   -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.......................    0.14     0.14     0.13      0.08        0.21      0.27
Net realized and unrealized gain/(loss) on
 investments.................................    1.82     2.59     4.44     (1.40)      (2.41)     1.09
                                              -------  -------  -------   -------     -------   -------
Total from investment operations.............    1.96     2.73     4.57     (1.32)      (2.20)     1.36
                                              -------  -------  -------   -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........   (0.14)   (0.39)   (0.08)    (0.24)      (0.27)    (0.18)
Tax return of capital........................   (0.10)      --       --        --          --        --
Distributions from capital gains.............   (2.47)   (0.94)      --        --       (1.03)       --
                                              -------  -------  -------   -------     -------   -------
Total distributions..........................   (2.71)   (1.33)   (0.08)    (0.24)      (1.30)    (0.18)
                                              -------  -------  -------   -------     -------   -------
Net asset value, end of period............... $ 21.17  $ 21.92  $ 20.52   $ 16.03     $ 17.59   $ 21.09
                                              =======  =======  =======   =======     =======   =======
Total return/2/..............................    8.90%   13.28%   28.51%    (7.49)%**  (10.94)%    6.81%
                                              =======  =======  =======   =======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......... $56,245  $49,749  $35,997   $25,327     $30,131   $31,455
Operating expenses excluding custody earnings
 credit......................................    1.50%    1.65%    1.56%     1.17%***    1.04%     0.98%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    1.49%    1.65%    1.55%     1.16%***    1.03%     0.95%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    1.50%    1.65%    1.67%     1.67%***    1.04%     0.98%
Net investment income including
 reimbursement/waiver/custody earnings
 credit......................................    0.64%    0.67%    0.75%     1.39%***    1.06%     1.28%
Portfolio turnover rate......................      43%      73%     103%       19%**       72%       77%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                         LARGE COMPANY VALUE PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                              INSTITUTIONAL CLASS SHARES
                                              ---------------------------------------------------------
                                                                         FOUR MONTH       YEAR ENDED
                                                YEAR     YEAR     YEAR     PERIOD         AUGUST 31,
                                               ENDED    ENDED    ENDED     ENDED      -----------------
                                              12/31/05 12/31/04 12/31/03 12/31/02/1/    2002      2001
                                              -------- -------- -------- ----------   -------   -------
Net asset value, beginning of period.........  $21.94  $ 20.55  $ 16.04   $ 17.64     $ 21.14   $ 19.93
                                               ------  -------  -------   -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.......................    0.20     0.21     0.18      0.09        0.26      0.33
Net realized and unrealized gain/(loss) on
 investments.................................    1.83     2.59     4.44     (1.40)      (2.41)     1.08
                                               ------  -------  -------   -------     -------   -------
Total from investment operations.............    2.03     2.80     4.62     (1.31)      (2.15)     1.41
                                               ------  -------  -------   -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........   (0.21)   (0.47)   (0.11)    (0.29)      (0.32)    (0.20)
Tax return of capital........................   (0.10)      --       --        --          --        --
Distributions from capital gains.............   (2.47)   (0.94)      --        --       (1.03)       --
                                               ------  -------  -------   -------     -------   -------
Total distributions..........................   (2.78)   (1.41)   (0.11)    (0.29)      (1.35)    (0.20)
                                               ------  -------  -------   -------     -------   -------
Net asset value, end of period...............  $21.19  $ 21.94  $ 20.55   $ 16.04     $ 17.64   $ 21.14
                                               ======  =======  =======   =======     =======   =======
Total return/2/..............................    9.18%   13.62%   28.83%    (7.44)%**  (10.71)%    7.08%
                                               ======  =======  =======   =======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $7,811  $10,059  $30,224   $33,934     $37,133   $54,525
Operating expenses excluding custody earnings
 credit......................................    1.21%    1.34%    1.31%     0.94%***    0.79%     0.71%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    1.20%    1.34%    1.30%     0.93%***    0.78%     0.68%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    1.21%    1.34%    1.42%     1.44%***    0.79%     0.71%
Net investment income including
 reimbursement/waiver/custody earnings
 credit......................................    0.91%    0.97%    1.00%     1.62%***    1.31%     1.55%
Portfolio turnover rate......................      43%      73%     103%       19%**       72%       77%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                        SMALL COMPANY GROWTH PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.



                                                                 INVESTMENT CLASS SHARES
                                              ------------------------------------------------------------
                                                                            FOUR MONTH        YEAR ENDED
                                                YEAR      YEAR      YEAR      PERIOD          AUGUST 31,
                                               ENDED     ENDED     ENDED      ENDED       ----------------
                                              12/31/05  12/31/04  12/31/03  12/31/02/1/     2002     2001
                                              --------  --------  --------  ----------    ------   -------
Net asset value, beginning of period......... $ 17.74   $ 15.73   $ 11.48     $11.89      $12.91   $ 17.80
                                              -------   -------   -------     ------      ------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss*.........................   (0.17)    (0.24)    (0.26)     (0.06)      (0.19)    (0.21)
Net realized and unrealized gain/(loss) on
 investments.................................    0.79      2.95      4.51      (0.35)      (0.83)    (2.23)
                                              -------   -------   -------     ------      ------   -------
Total from investment operations.............    0.62      2.71      4.25      (0.41)      (1.02)    (2.44)
                                              -------   -------   -------     ------      ------   -------

LESS DISTRIBUTIONS:
Distributions from capital gains.............   (1.48)    (0.70)       --         --          --     (2.45)
                                              -------   -------   -------     ------      ------   -------
Total distributions..........................   (1.48)    (0.70)       --         --          --     (2.45)
                                              -------   -------   -------     ------      ------   -------
Net asset value, end of period............... $ 16.88   $ 17.74   $ 15.73     $11.48      $11.89   $ 12.91
                                              =======   =======   =======     ======      ======   =======
Total return/2/..............................    3.48%    17.22%    37.02%     (3.45)%**   (7.90)%  (13.87)%
                                              =======   =======   =======     ======      ======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......... $14,913   $13,916   $11,224     $7,048      $7,253   $ 6,894
Operating expenses excluding custody earnings
 credit......................................    1.52%     1.87%     2.51%      2.54%***    1.85%     1.75%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    1.50%     1.87%     2.51%      2.53%***    1.83%     1.72%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    2.36%     2.82%     3.11%      3.14%***    1.90%     1.90%
Net investment loss including reimbursement/
 waiver/custody earnings credit..............   (0.97)%   (1.46)%   (1.98)%    (1.67)%***  (1.50)%   (1.50)%
Portfolio turnover rate......................      71%      106%      162%        35%**       84%       91%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized
/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                        SMALL COMPANY GROWTH PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                                INSTITUTIONAL CLASS SHARES
                                              ------------------------------------------------------------
                                                                            FOUR MONTH        YEAR ENDED
                                                YEAR      YEAR      YEAR      PERIOD          AUGUST 31,
                                               ENDED     ENDED     ENDED      ENDED       ----------------
                                              12/31/05  12/31/04  12/31/03  12/31/02/1/     2002     2001
                                              --------  --------  --------  ----------    ------   -------
Net asset value, beginning of period.........  $18.04    $15.94    $11.61     $12.04      $13.04   $ 17.91
                                               ------    ------    ------     ------      ------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss*.........................   (0.12)    (0.19)    (0.23)     (0.06)      (0.16)    (0.17)
Net realized and unrealized gain/(loss) on
 investments.................................    0.81      2.99      4.56      (0.37)      (0.84)    (2.25)
                                               ------    ------    ------     ------      ------   -------
Total from investment operations.............    0.69      2.80      4.33      (0.43)      (1.00)    (2.42)
                                               ------    ------    ------     ------      ------   -------

LESS DISTRIBUTIONS:
Distributions from capital gains.............   (1.48)    (0.70)       --         --          --     (2.45)
                                               ------    ------    ------     ------      ------   -------
Total distributions..........................   (1.48)    (0.70)       --         --          --     (2.45)
                                               ------    ------    ------     ------      ------   -------
Net asset value, end of period...............  $17.25    $18.04    $15.94     $11.61      $12.04   $ 13.04
                                               ======    ======    ======     ======      ======   =======
Total return/2/..............................    3.81%    17.56%    37.30%     (3.57)%**   (7.67)%  (13.66)%
                                               ======    ======    ======     ======      ======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $  206    $  214    $  159     $  290      $3,404   $ 5,818
Operating expenses excluding custody earnings
 credit......................................    1.21%     1.55%     2.28%      2.27%***    1.57%     1.47%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    1.19%     1.55%     2.28%      2.26%***    1.55%     1.44%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    2.05%     2.50%     2.88%      2.87%***    1.62%     1.62%
Net investment loss including reimbursement/
 waiver/custody earnings credit..............   (0.66)%   (1.14)%   (1.75)%    (1.40)%***  (1.22)%   (1.22)%
Portfolio turnover rate......................      71%      106%      162%        35%**       84%       91%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY VALUE PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                                INVESTMENT CLASS SHARES
                                              -----------------------------------------------------------
                                                                           FOUR MONTH       YEAR ENDED
                                                YEAR      YEAR      YEAR     PERIOD         AUGUST 31,
                                               ENDED     ENDED     ENDED     ENDED      -----------------
                                              12/31/05  12/31/04  12/31/03 12/31/02/1/    2002      2001
                                              --------  --------  -------- ----------   -------   -------
Net asset value, beginning of period......... $ 21.47   $ 19.52   $ 14.34   $ 14.84     $ 15.53   $ 12.31
                                              -------   -------   -------   -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)*................   (0.07)    (0.06)     0.04      0.04        0.16      0.17
Net realized and unrealized gain/(loss) on
 investments.................................    1.22      4.51      5.18     (0.29)      (0.71)     3.17
                                              -------   -------   -------   -------     -------   -------
Total from investment operations.............    1.15      4.45      5.22     (0.25)      (0.55)     3.34
                                              -------   -------   -------   -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........      --     (0.03)    (0.04)    (0.25)      (0.14)    (0.12)
Distributions from capital gains.............   (5.16)    (2.47)       --        --          --        --
                                              -------   -------   -------   -------     -------   -------
Total distributions..........................   (5.16)    (2.50)    (0.04)    (0.25)      (0.14)    (0.12)
                                              -------   -------   -------   -------     -------   -------
Net asset value, end of period............... $ 17.46   $ 21.47   $ 19.52   $ 14.34     $ 14.84   $ 15.53
                                              =======   =======   =======   =======     =======   =======
Total return/2/..............................    5.41%    22.78%    36.41%    (1.66)%**   (3.59)%   27.28%
                                              =======   =======   =======   =======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......... $17,048   $36,826   $13,441   $16,245     $20,325   $24,342
Operating expenses excluding custody earnings
 credit......................................    1.50%     1.48%     1.52%     1.54%***    1.16%     1.24%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    1.48%     1.46%     1.52%     1.53%***    1.14%     1.18%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    2.10%     2.09%     2.12%     2.14%***    1.21%     1.39%
Net investment income/(loss) including
 reimbursement/waiver/custody earnings
 credit......................................   (0.32)%   (0.28)%    0.22%     0.82%***    1.02%     1.24%
Portfolio turnover rate......................      68%      134%      124%       43%**      117%       95%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY VALUE PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                               INSTITUTIONAL CLASS SHARES
                                               ---------------------------------------------------------
                                                                           FOUR MONTH      YEAR ENDED
                                                 YEAR      YEAR     YEAR     PERIOD        AUGUST 31,
                                                ENDED     ENDED    ENDED     ENDED      ----------------
                                               12/31/05  12/31/04 12/31/03 12/31/02/1/    2002     2001
                                               --------  -------- -------- ----------   ------   -------
Net asset value, beginning of period..........  $21.50    $19.55  $ 14.35    $14.86     $15.53   $ 12.31
                                                ------    ------  -------    ------     ------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)*.................   (0.00)#    0.01     0.08      0.05       0.20      0.21
Net realized and unrealized gain/(loss) on
 investments..................................    1.22      4.51     5.21     (0.28)     (0.71)     3.16
                                                ------    ------  -------    ------     ------   -------
Total from investment operations..............    1.22      4.52     5.29     (0.23)     (0.51)     3.37
                                                ------    ------  -------    ------     ------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income..........      --     (0.10)   (0.09)    (0.28)     (0.16)    (0.15)
Distributions from capital gains..............   (5.16)    (2.47)      --        --         --        --
                                                ------    ------  -------    ------     ------   -------
Total distributions...........................   (5.16)    (2.57)   (0.09)    (0.28)     (0.16)    (0.15)
                                                ------    ------  -------    ------     ------   -------
Net asset value, end of period................  $17.56    $21.50  $ 19.55    $14.35     $14.86   $ 15.53
                                                ======    ======  =======    ======     ======   =======
Total return/2/...............................    5.73%    23.11%   36.86%    (1.57)%**  (3.34)%   27.51%
                                                ======    ======  =======    ======     ======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........  $1,231    $3,961  $10,142    $9,285     $9,570   $14,791
Operating expenses excluding custody earnings
 credit.......................................    1.17%     1.17%    1.23%     1.28%***   0.92%     1.00%
Operating expenses including reimbursement/
 waiver/custody earnings credit...............    1.16%     1.15%    1.23%     1.27%***   0.90%     0.94%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit...............    1.78%     1.78%    1.83%     1.88%***   0.97%     1.15%
Net investment income including reimbursement/
 waiver/custody earnings credit...............   (0.01)%    0.03%    0.51%     1.08%***   1.26%     1.48%
Portfolio turnover rate.......................      68%      134%     124%       43%**     117%       95%

------------------

#  Amount is less than $0.01 per share.
* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                    DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                                 INVESTMENT CLASS SHARES
                                              ------------------------------------------------------------
                                                                            FOUR MONTH       YEAR ENDED
                                                YEAR      YEAR      YEAR      PERIOD         AUGUST 31,
                                               ENDED     ENDED     ENDED      ENDED      -----------------
                                              12/31/05  12/31/04  12/31/03  12/31/02/1/    2002      2001
                                              --------  --------  --------  ----------   -------   -------
Net asset value, beginning of period......... $  10.09  $   9.17  $   7.10   $  7.39     $  8.93   $ 12.23
                                              --------  --------  --------   -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.......................     0.09      0.09      0.05      0.01        0.05      0.06
Net realized and unrealized gain/(loss) on
 investments.................................     0.48      0.93      2.05     (0.25)      (1.55)    (3.19)
                                              --------  --------  --------   -------     -------   -------
Total from investment operations.............     0.57      1.02      2.10     (0.24)      (1.50)    (3.13)
                                              --------  --------  --------   -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........    (0.07)    (0.10)    (0.03)    (0.05)      (0.04)    (0.03)
Distributions from capital gains.............       --        --        --        --          --     (0.14)
                                              --------  --------  --------   -------     -------   -------
Total distributions..........................    (0.07)    (0.10)    (0.03)    (0.05)      (0.04)    (0.17)
                                              --------  --------  --------   -------     -------   -------
Net asset value, end of period............... $  10.59  $  10.09  $   9.17   $  7.10     $  7.39   $  8.93
                                              ========  ========  ========   =======     =======   =======
Total return/2/..............................     5.63%    11.17%    29.62%    (3.23)%**  (16.95)%  (25.82)%
                                              ========  ========  ========   =======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......... $123,809  $122,263  $107,818   $63,224     $59,466   $83,421
Operating expenses excluding custody earnings
 credit......................................     0.82%     0.92%     1.06%     1.23%***    0.87%     0.67%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............     0.82%     0.92%     1.05%     1.22%***    0.86%     0.64%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............     0.82%     0.92%     1.06%     1.23%***    1.01%     0.98%
Net investment income including
 reimbursement/waiver/custody earnings
 credit......................................     0.89%     0.93%     0.66%     0.59%***    0.53%     0.54%
Portfolio turnover rate......................       46%       31%        3%        6%**       22%        8%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                    DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
           For a Portfolio Share Outstanding Throughout Each Period.


                                                              INSTITUTIONAL CLASS SHARES
                                              ---------------------------------------------------------
                                                                         FOUR MONTH       YEAR ENDED
                                                YEAR     YEAR     YEAR     PERIOD         AUGUST 31,
                                               ENDED    ENDED    ENDED     ENDED      -----------------
                                              12/31/05 12/31/04 12/31/03 12/31/02/1/    2002      2001
                                              -------- -------- -------- ----------   -------   -------
Net asset value, beginning of period......... $ 10.11  $  9.18  $  7.10   $  7.41     $  8.95   $ 12.25
                                              -------  -------  -------   -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.......................    0.12     0.12     0.08      0.02        0.07      0.09
Net realized and unrealized gain/(loss) on
 investments.................................    0.47     0.94     2.05     (0.26)      (1.54)    (3.19)
                                              -------  -------  -------   -------     -------   -------
Total from investment operations.............    0.59     1.06     2.13     (0.24)      (1.47)    (3.10)
                                              -------  -------  -------   -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........   (0.10)   (0.13)   (0.05)    (0.07)      (0.07)    (0.06)
Distributions from capital gains.............      --       --       --        --          --     (0.14)
                                              -------  -------  -------   -------     -------   -------
Total distributions..........................   (0.10)   (0.13)   (0.05)    (0.07)      (0.07)    (0.20)
                                              -------  -------  -------   -------     -------   -------
Net asset value, end of period............... $ 10.60  $ 10.11  $  9.18   $  7.10     $  7.41   $  8.95
                                              =======  =======  =======   =======     =======   =======
Total return/2/..............................    5.83%   11.56%   30.05%    (3.18)%**  (16.58)%  (25.56)%
                                              =======  =======  =======   =======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......... $42,854  $41,368  $23,621   $15,245     $19,999   $22,799
Operating expenses excluding custody earnings
 credit......................................    0.54%    0.62%    0.76%     0.95%***    0.58%     0.37%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    0.54%    0.62%    0.75%     0.94%***    0.57%     0.34%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    0.54%    0.62%    0.76%     0.95%***    0.72%     0.68%
Net investment income including
 reimbursement/waiver/custody earnings
 credit......................................    1.17%    1.22%    0.96%     0.87%***    0.82%     0.84%
Portfolio turnover rate......................      46%      31%       3%        6%**       22%        8%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

          The following notice does not constitute part of and is not incorporated into the prospectus for the Company.

                          WILSHIRE MUTUAL FUNDS, INC.

                               Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

   . Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

   . Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

   . Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

   . Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

   . Companies that provide services for us to help market our products to you; and

   .  Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

                          WILSHIRE MUTUAL FUNDS, INC.

                        LARGE COMPANY GROWTH PORTFOLIO
                         LARGE COMPANY VALUE PORTFOLIO
                        SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO

                  DOW JONES WILSHIRE 5000 INDEX(sm) PORTFOLIO


                            INVESTMENT CLASS SHARES
                          INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                           (http://www.wilfunds.com)

                                  May 1, 2006

This Statement of Additional Information ("SAI") provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the "Company"): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Dow Jones Wilshire 5000 Index(sm) Portfolio (formerly, the "Wilshire 5000 Index Portfolio") (each a "Portfolio" and collectively the "Portfolios").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2006 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolios' Annual Report for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at: Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


                               TABLE OF CONTENTS

The Portfolios.............................................................  2
Investment Policies and Risks..............................................  2
Disclosure of Portfolio Holdings...........................................  8
Investment Restrictions....................................................  9
Directors and Officers..................................................... 10
Principal Holders of Securities............................................ 16
Investment Advisory and Other Services..................................... 20
Code of Ethics............................................................. 40
Proxy Voting Policy and Procedures......................................... 40
Portfolio Transactions..................................................... 46
Net Asset Value............................................................ 49
Purchase of Portfolio Shares............................................... 50
Redemption of Portfolio Shares............................................. 51
Shareholder Services....................................................... 52
Dividends, Distribution and Taxes.......................................... 53
Other Information.......................................................... 56
Financial Statements....................................................... 57

                                THE PORTFOLIOS


The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Dow Jones Wilshire 5000 Index(sm) Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolios and Los Angeles Capital Management and Equity Research ("LA Capital"), AllianceBernstein, LP ("AllianceBernstein"), Goldman Sachs Asset Management ("GSAM"), Delaware Management Company, a series of Delaware Management Business Trust ("Delaware"), NWQ Investment Management Company, LP ("NWQ"), Kalmar Investment Advisers ("Kalmar"), and Pzena Investment Management, LLC ("Pzena" and together with LA Capital, AllianceBernstein, GSAM, Delaware, NWQ and Kalmar, the "Sub-Advisers") serve as the Sub-Advisers for the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.



                         INVESTMENT POLICIES AND RISKS

All Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Zero Coupon Securities. Each Portfolio, except the Index Portfolio, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.


Commercial Paper And Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by
Standard & Poor's Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.


These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Index Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio's net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio's net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.

Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index/ sm/ or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Index Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities. The Index Portfolio may invest up to 5% of its assets in convertible securities when its appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.


                       DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities;
(d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing);
(g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.


As of April 27, 2006, the Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the

Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.


                            INVESTMENT RESTRICTIONS


The investment restrictions described below, along with each Portfolio's investment objective, are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio's total assets will not result in a violation of the percentage limitations. No Portfolio may:


1. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of a Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. No Portfolio may:

1. Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.


                            DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.

                             Term of                          Number of
                            Office/1/                        Portfolios/
                               and           Principal        Funds in
                Position    Length of       Occupations      Complex to
                Held with     Time        During the Past    be Overseen Other Directorships
Name and Age    the Fund     Served         Five Years       by Director  Held by Director
------------   ------------ ---------- -------------------   ----------- -------------------

Interested
Director

Lawrence E.    Director and Since 2005 Senior Managing           19       Wilshire Variable
Davanzo,/2/ 53  President              Director,                          Insurance Trust (14
                                       October 2004-Present,              Portfolios)
                                       Wilshire Associates
                                       Incorporated;
                                       President, 2005-
                                       Present, Wilshire
                                       Variable Insurance
                                       Trust; Managing
                                       Director,
                                       August 2004-
                                       October 2004,
                                       Guggenheim Partners;
                                       independent investor,
                                       August 2001-
                                       August 2004;
                                       President,
                                       February 2000-
                                       August 2001,
                                       InvestorForce
                                       Securities; Managing
                                       Director and Founder,
                                       February 1991-
                                       February 2000, Asset
                                       Strategy Consulting
                                       (investment
                                       consulting firm).

                               Term of                          Number of
                              Office/1/                        Portfolios/
                                 and          Principal         Funds in
                    Position  Length of      Occupations       Complex to
                    Held with   Time       During the Past     be Overseen   Other Directorships
   Name and Age     the Fund   Served        Five Years        by Director    Held by Director
   ------------     --------- ---------- ---------------       ----------- -------------------
Non-Interested
Directors

DeWitt F. Bowman,   Director  Since 1996  Principal,               19            Sycuan Funds; Forward
75                                        February 1994-                         Funds; PCG Private
                                          Present, Pension                       Equity Fund; Brandes
                                          Investment                             Institutional
                                          Consulting (pension                    International Fund
                                          consulting firm).                      (registered investment
                                                                                 companies); RREEF
                                                                                 America REIT III;
                                                                                 Director, 5/94-present,
                                                                                 RREEF America REIT
                                                                                 (real estate investment
                                                                                 trusts); Pacific Gas &
                                                                                 Electric Nuclear
                                                                                 Decommissioning
                                                                                 Trust (trust fund for
                                                                                 decommissioning
                                                                                 nuclear power plants);
                                                                                 Wilshire Variable
                                                                                 Insurance Trust (14
                                                                                 Portfolios)

Roger A. Formisano, Director  Since 2006  Director, The Center     19            Integrity Mutual
57                                        for Leadership and                     Insurance Company,
                                          Applied Business,                      Wilshire Variable
                                          UW-Madison                             Insurance Trust (14
                                          School of Business;                    Portfolios)
                                          Principal, R.A.
                                          Formisano &
                                          Company, LLC.





                                  Term of                                       Number of
                                 Office/1/                                     Portfolios/
                                    and                 Principal               Funds in
                       Position  Length of             Occupations             Complex to
                       Held with   Time              During the Past           be Overseen      Other Directorships
     Name and Age      the Fund   Served               Five Years              by Director       Held by Director
     ------------      --------- ---------- -------------------                ----------- --------------------------
Cynthia A. Hargadon,   Director  Since 1998 Managing Director,                     19      Allmerica Investment Trust
51                                          CRA Rogers                                     (9 portfolios),
                                            Casey, (since                                  Wilshire Variable
                                            2006); Senior                                  Insurance Trust (14
                                            Consultant, North                              Portfolios)
                                            Point Advisors
                                            (2003-2006);
                                            President, Potomac
                                            Asset Management
                                            (2000 to 2002);
                                            Director of
                                            Investments,
                                            National
                                            Automobile
                                            Dealers
                                            Association (1998
                                            to 2000).

Richard A. Holt,/3/ 64 Director  Since 2006 Retired; formerly                      19      Wilshire Variable
                                            Senior Relationship                            Insurance Trust (14
                                            Manager, Scudder                               Portfolios)
                                            Insurance Asset
                                            Management.

Harriet A. Russell, 64 Director  Since 2006 Vice President,                        19      Greater Cincinnati
                                            Cincinnati Board                               Credit Union Board;
                                            of Education;                                  Wilshire Variable
                                            President, Greater                             Insurance Trust (14
                                            Cincinnati Credit                              Portfolios)
                                            Union; formerly
                                            teacher, Walnut
                                            Hills High School.

George J. Zock, 55     Director  Since 2006 Independent                            19      Wilshire Variable
                                            Consultant;                                    Insurance Trust (14
                                            Consultant, Horace                             Portfolios)
                                            Mann Service
                                            Corporation (2004
                                            to 2005); Executive
                                            Vice President,
                                            Horace Mann Life
                                            Insurance
                                            Company and
                                            Horace Mann
                                            Service
                                            Corporation (1997
                                            to 2003).

Officers

Scott Boroczi, 45      Treasurer Since      Vice President,                        N/A     N/A
                                 2005       Wilshire
                                            Associates
                                            Incorporated (since
                                            2005); Relationship
                                            Manager,
                                            Municipal Trustees
                                            Service, The Bank
                                            of New York Trust
                                            Company (1997 to
                                            2005)

                                Term of                         Number of
                               Office/1/                       Portfolios/
                                  and          Principal        Funds in
                    Position   Length of      Occupations      Complex to
                    Held with    Time       During the Past    be Overseen Other Directorships
   Name and Age     the Fund    Served        Five Years       by Director  Held by Director
   ------------    ----------- --------- ---------------       ----------- -------------------
Helen Thompson, 38 Chief         Since   Managing Director,        N/A             N/A
                   Compliance    2004    Wilshire
                   Officer and           Associates
                   Secretary             Incorporated.
                                         (since 2003);
                                         Associate Director,
                                         First Quadrant, L.P.
                                         (2001 to 2003);
                                         Chief Investment
                                         Accountant, Financial
                                         Controller, Company
                                         Secretary, Associate
                                         Director, Compliance
                                         Officer
                                         (1996 to 2003), First
                                         Quadrant Limited



(1) Directors hold office until they resign or their successors have been elected and qualified.
(2) Mr. Davanzo is an interested person because of his position with the Fund's investment adviser, Wilshire Associates Incorporated.
(3) Mr. Holt employs Alliance Bernstein, L.P.., subadviser to the Large Company Value Portfolio, to manage assets that he controls.


Committees


The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"), include Messrs. Formisano (Chairman), Zock and Bowman. The Audit Committee held two meetings in 2005.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairman) and Formisano and Ms. Hargadon. The Nominating Committee held one meeting in 2005. Pursuant to the Company's Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chair of the Nominating Committee.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (Chairman), Ms. Hargadon and Ms. Russell. The Investment Committee was created on
February 10, 2006.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are Independent Directors, include Messrs. Bowman (Chairman), Formisano, Holt and Zock and Ms. Hargadon and Ms. Russell. The Contract Review Committee was created on February 10, 2006.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Portfolio securities. The members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Bowman (alternate),
Mr. Formisano (alternate), Ms. Hargadon (alternate) and Mr. Zock (alternate). The Valuation Committee was created on May 1, 2006.


Security and Other Interests


The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2005.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                                        Aggregate Dollar Range of Equity
                                                                        Securities in All Registered
                                                                        Investment Companies Overseen by
                    Dollar Range of Equity Securities in each Portfolio Director within the Family of
Name of Director    of the Company                                      Investment Companies
----------------    --------------------------------------------------- --------------------------------
DeWitt F. Bowman                           None                                       None
Roger A. Formisano                         None                                       None
Cynthia A. Hargadon                        None                                       None
Richard A. Holt                            None                                       None
Harriet A. Russell                         None                                       None
George J. Zock                             None                                       None




DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY

                                                                        Aggregate Dollar Range of Equity
                                                                        Securities in All Registered
                                                                        Investment Companies Overseen by
                                                                        Director within the Family of
Name of Director    Dollar Range of Equity Securities in each Portfolio Investment Companies
----------------    --------------------------------------------------- --------------------------------
Lawrence E. Davanzo None                                                None


As of December 31, 2005, none of the Independent Directors, nor any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital, AllianceBernstein, GSAM, Delaware, NWQ, Kalmar, Pzena or PFPC Distributors, Inc. ("PFPC Distributors"), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital, AllianceBernstein, GSAM, Delaware, NWQ, Kalmar, Pzena or PFPC Distributors.


Compensation


The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2005. The Company does not compensate the "interested" Director or any of the officers, with the exception of the Company's CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each pay a portion of the CCO's compensation, and Wilshire pays the remainder of such compensation. During 2005, the Company paid each Independent Director a $3,000 annual retainer paid quarterly and $2,500 for each Board meeting. The chairperson received an additional $3,000 meeting fee for each meeting attended. Effective January 1, 2006 the Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                                             Total
                                        Pension or                       Compensation
                        Aggregate   Retirement Benefits Estimated Annual from the Fund
                      Compensation  Accrued as Part of   Benefits Upon   and the Fund
Director              from the Fund    Fund Expenses       Retirement    Complex/(1)/
--------              ------------- ------------------- ---------------- -------------
DeWitt F. Bowman         $13,000            N/A               N/A           $20,500
Roger D. Formisano(2)    $     0            N/A               N/A           $16,500
Cynthia A. Hargadon      $25,000            N/A               N/A           $39,500
Richard A. Holt(2)       $     0            N/A               N/A           $16,500
Harriet A. Russell(2)    $     0            N/A               N/A           $14,500
George J. Zock(2)        $     0            N/A               N/A           $16,500



(1) This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund Complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.
(2) Elected to the Board of Directors at a Special Meeting of Shareholders held February 8, 2006.



                        PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2006. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Portfolio.

                        LARGE COMPANY GROWTH PORTFOLIO

                               Investment Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Schwab & Co.                                              72.45%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104



                        LARGE COMPANY GROWTH PORTFOLIO
                              Institutional Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Schwab & Co.                                              19.88%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                                12.42%
1 Horace Mann Plaza
Springfield, IL 62715

Mori & Co.                                                        11.98%
PO Box 13366
Kansas City, MO 64199-3366

Fireco                                                             5.71%
101 N Broadway Ave Ste 300
Oklahoma City, OK 73126

State Street Bank & Trust                                          5.15%
FBO Inter Continental Hotels Corp.
200 Newport Avenue
North Quincy, MA 02171



                         LARGE COMPANY VALUE PORTFOLIO
                               Investment Class


 Shareholders                                                 Percentage Owned
 ------------                                                 ----------------
 Horace Mann Life Insurance Company                                42.27%
 1 Horace Mann Plaza
 Springfield, IL 62715

 Charles Schwab & Co.                                              26.22%
 Attn: Mutual Funds Dept.
 Reinvest Account
 101 Montgomery Street
 San Francisco, CA 94104

 NFS LLC                                                            8.79%
 North Fork Bank Corp.
 275 Broadhollow Rd.
 Melville, NY 11747

                         LARGE COMPANY VALUE PORTFOLIO
                              Institutional Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
None


                        SMALL COMPANY GROWTH PORTFOLIO
                               Investment Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Schwab & Co.                                              52.47%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                22.64%
1 Horace Mann Plaza
Springfield, IL 62715



                        SMALL COMPANY GROWTH PORTFOLIO
                              Institutional Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Thessing, Trustee                                         17.50%
FBO Edward Ruff Fam. Memorial
Sacred Heart Catholic High School
506 E. Broadway Street
Morrilton, AR 72110

Meshberger P/S                                                    13.75%
107 N. Pennsylvania Street
Suite 500
Indianapolis, IN 46204

LPL Financial Services                                             9.88%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing LLC                                                       9.12%
P.O. Box 2052
Jersey City, NJ 07303-9998

LPL Financial Services                                             8.43%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                             8.27%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                                 6.50%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

NFS/FMTC ROLLOVER IRA                                                  6.18%
For a separate account
c/o Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085


                         SMALL COMPANY VALUE PORTFOLIO
                               Investment Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Schwab & Co.                                              45.18%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                23.05%
1 Horace Mann Plaza
Springfield, IL 62715


                         SMALL COMPANY VALUE PORTFOLIO
                              Institutional Class


Shareholders                                                 Percentage Owned
------------                                                 ----------------
Charles Schwab & Co.                                              77.49%
Mutual Fund Department
Reinvest Account
101 Montgomery Street,
San Francisco, CA 94104



                  DOW JONES WILSHIRE 5000 INDEX(sm) PORTFOLIO

                               Investment Class


Shareholder                                                  Percentage Owned
-----------                                                  ----------------
Charles Schwab & Co.                                              48.35%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Co.                                     9.12%
Separate Account
Attn: Kris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

                  DOW JONES WILSHIRE 5000 INDEX(sm) PORTFOLIO

                              Institutional Class


Shareholder                                                  Percentage Owned
-----------                                                  ----------------
Horace Mann Life Insurance Co.                                    52.57%
Separate Account
Attn: Kris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

Saxon & Co. Trust                                                 46.18%
P.O. Box 7780-1888
Philadelphia, PA19182


                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement").

Pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, LA Capital manages the Index Portfolio and portions of each of the Large Company Growth, Large Company Value, Small Company Growth, and Small Company Value Portfolios, subject to the supervision of the Board of Directors and Wilshire.


Pursuant to sub-advisory agreements with Wilshire dated April 15, 2003 and December 23, 2004, respectively, AllianceBernstein and Pzena each manage a portion of the Large Company Value Portfolio. Pursuant to sub-advisory agreements with Wilshire dated September 30, 2004, and April 28, 2005, respectively, GSAM and Delaware each manage a portion of the Large Company Growth Portfolio. Pursuant to a sub-advisory agreement with Wilshire dated August 4, 2005, NWQ manages a portion of the Small Company Value Portfolio. Pursuant to a sub-advisory agreement with Wilshire dated December 22, 2004, Kalmar manages a portion of the Small Company Growth Portfolio.


Prior to the engagement of Delaware as a sub-adviser to the Large Company Growth Portfolio, Transamerica Investment Management, LLC ("TIM") managed a portion of the Portfolio pursuant to a sub-advisory agreement dated
September 30, 2004. Prior to the engagement of GSAM and TIM as sub-advisers to the Large Company Growth Portfolio, Putnam Advisory Company, LLC ("Putnam") and Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") each managed portions of the Portfolio pursuant to sub-advisory agreements dated April 15, 2003.

Investment Advisory Agreements and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of the average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Effective July 22, 2004, Wilshire voluntarily limits total annual Portfolio operating expenses to 1.50% for each class of the Small Company Growth and

Small Company Value Portfolios. This voluntary waiver/reimbursement may be changed by Wilshire at any time, subject to approval by the Board of Directors. For the fiscal years ended December 31, 2003, 2004 and 2005 the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of net assets (net of waivers) were as follows:


2003*


                                            Advisory Fee Reduction in              % of Average
Portfolio                                     Payable        Fee      Net Fee Paid  Net Assets
---------                                   ------------ ------------ ------------ ------------
Large Company Growth Portfolio               $3,008,304    $391,067    $2,617,237      0.65%
Large Company Value Portfolio                $  472,738    $ 71,325    $  401,413      0.64%
Small Company Growth Portfolio               $   75,765    $ 53,481    $   22,284      0.25%
Small Company Value Portfolio                $  179,925    $127,006    $   52,919      0.25%
Dow Jones Wilshire 5000 Index(sm) Portfolio  $  104,876    $      0    $  104,876      0.10%


2004*


                                            Advisory Fee Reduction in              % of Average
Portfolio                                     Payable        Fee      Net Fee Paid  Net Assets
---------                                   ------------ ------------ ------------ ------------
Large Company Growth Portfolio               $4,178,860    $      0    $4,178,860      0.75%
Large Company Value Portfolio                $  445,811    $      0    $  445,811      0.75%
Small Company Growth Portfolio               $  103,427    $115,637    $  (12,210)        0%
Small Company Value Portfolio                $  260,515    $187,103    $   73,412      0.24%
Dow Jones Wilshire 5000 Index(sm) Portfolio  $  147,654    $      0    $  147,654      0.10%



2005*



                                             Advisory   Reduction in              % of Average
Portfolio                                   Fee Payable     Fee      Net Fee Paid  Net Assets
---------                                   ----------- ------------ ------------ ------------
Large Company Growth Portfolio              $4,259,500    $      0    $4,259,500      0.75%
Large Company Value Portfolio               $  451,049    $      0    $  451,049      0.75%
Small Company Growth Portfolio              $  121,414    $119,528    $    1,886      0.01%
Small Company Value Portfolio               $  208,187    $146,955    $   61,232      0.25%
Dow Jones Wilshire 5000 Index(sm) Portfolio $  165,313    $      0    $  165,313      0.10%


* In 2003, Wilshire voluntarily agreed to waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual advisory fee of 0.25% of the average daily net assets of the Portfolio. Wilshire terminated these fee waivers with respect to the Large Company Growth and Large Company Value Portfolios on April 1, 2003. Effective July 22, 2004, Wilshire voluntarily agreed to waive advisory fees and reimburse expenses of the Small Company Growth and Small Company Value Portfolios to limit total annual Portfolio operating expenses to 1.50% for each class.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each

Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until May 31, 2007, unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the "Sub-Advisory Agreements"), the fees payable to each Sub-Adviser with respect to each Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolios. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of NWQ, Pzena and Delaware) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.


The NWQ and GSAM Sub-Advisory Agreements will continue in force until May 31, 2007, and the Kalmar, Pzena and Delaware Sub-Advisory Agreements will continue in force until March 31, 2007, unless sooner terminated as provided in the respective Sub-Advisory Agreements. After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to each Portfolio so as long it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal years ended December 31, 2003, 2004 and 2005, the aggregate sub-advisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net assets were as follows:


2003


                                            Aggregate Sub-Advisory % of Average
Portfolio                                          Fee Paid         Net Assets
---------                                   ---------------------- ------------
Large Company Growth Portfolio                   $  1,006,535          0.26%
Large Company Value Portfolio                    $ 73,245,528          0.18%
Small Company Growth Portfolio                   $ 11,588,982          0.08%
Small Company Value Portfolio                    $ 37,909,533          0.06%
Dow Jones Wilshire 5000 Index(sm) Portfolio      $100,071,837          0.05%


2004


                                            Aggregate Sub-Advisory % of Average
Portfolio                                          Fee Paid         Net Assets
---------                                   ---------------------- ------------
Large Company Growth Portfolio                    $1,634,538           0.29%
Large Company Value Portfolio                     $  151,006           0.25%
Small Company Growth Portfolio                    $   12,264           0.10%
Small Company Value Portfolio                     $   51,172           0.17%
Dow Jones Wilshire 5000 Index(sm) Portfolio       $   73,827           0.05%



2005



                                            Aggregate Sub-Advisory % of Average
Portfolio                                          Fee Paid         Net Assets
---------                                   ---------------------- ------------
Large Company Growth Portfolio                    $   82,656           0.05%
Large Company Value Portfolio                     $1,644,535           0.29%
Small Company Growth Portfolio                    $  254,044           0.42%
Small Company Value Portfolio                     $   54,733           0.38%
Dow Jones Wilshire 5000 Index(sm) Portfolio       $   85,808           0.35%


Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Portfolios as identified in the Prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Portfolios, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under "Portfolio Transactions," "Code of Ethics" and "Proxy Voting Policy and Procedures."


LA Capital. LA Capital manages the Index Portfolio and a portion of each of the Style Portfolios. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the portion of each Portfolio sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Thomas D. Stevens


                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
        ----------------          -------- ------------ ----------------- -----------------
Registered Investment Companies:     8      $  688.4            0             $    0
Other Pooled Investment Vehicles:    0      $      0            0             $    0
Other Accounts:                     28      $3,095.3            4             $518.4



As of December 31, 2005, LA Capital managed 36 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.


While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases and sales in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

Mr. Stevens does not own shares of any of the Portfolios.


AllianceBernstein. Investment decisions for the portion of the Large Company Value Portfolio managed by AllianceBernstein are made by its US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein's large internal research staff. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are Marilyn Fedak, John Mahedy, John Phillips and Chris Marx, who collectively manage the Portfolio and other client accounts as described below. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Fedak and Messrs. Mahedy, Phillips and Marx, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Marilyn Fedak, John Mahedy, John Phillips and Chris Marx


                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
        ----------------          -------- ------------ ----------------- -----------------
Registered Investment Companies:     26      $19,569            1              $6,236
Other Pooled Investment Vehicles:    31      $   949            0              $    0
Other Accounts:                     239      $10,450            4              $  829



As an investment adviser and fiduciary, AllianceBernstein owes its clients and their shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in managing multiple accounts for multiple clients and accordingly, AllianceBernstein has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of such potential conflicts of interest among multiple clients including the Portfolio (hereinafter "Clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to these policies and oversight to help ensure that all Clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its Clients first and expects all of its employees to meet and comply with AllianceBernstein's fiduciary duty.

The investment professional or investment professional teams responsible for each Client have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including registered investment companies and unregistered investment vehicles such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. In addition, investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. AllianceBernstein has implemented compliance policies and oversight to manage these conflicts and to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different Clients.

AllianceBernstein's compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for Clients. AllianceBernstein compensates its investment professionals on an annual basis through a combination of the following: (i) fixed base salary;
(ii) discretionary incentive compensation in the form of an annual cash bonus;
(iii) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"); and
(iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his or her employment. AllianceBernstein permits deferred award recipients to allocate up to 50% of their awards to investments in AllianceBernstein's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


None of Ms. Fedak or Messrs. Mahedy, Phillips and Marx own shares in any of the Portfolios.


GSAM. GSAM's portion of the Large Company Growth Portfolio is managed by GSAM's Global Quantitative Equity Team ("GQET"), headed by Robert C. Jones and Melissa
R. Brown. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Mr. Jones and Ms. Brown, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:

Robert C. Jones



                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
Registered Investment Companies:     56      $14,702            0                 $    0
Other Pooled Investment Vehicles:    20      $11,615            0                 $    0
Other Accounts:                     537      $64,888           36                 $9,489


Melissa R. Brown


                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
Registered Investment Companies:     56      $14,702            0                 $    0
Other Pooled Investment Vehicles:    20      $11,615            0                 $    0
Other Accounts:                     392      $27,925           17                 $4,111


GSAM's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities, the aggregation and allocation of trades, and time spent by portfolio managers on various accounts.

GSAM has a fiduciary duty to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

GSAM's compensation packages for its GQET portfolio managers are comprised of base salaries and performance bonuses, which vary with each portfolio manager's individual performance and his or her contribution to the overall performance of GQET strategies and annual revenues in the investment strategy that, in part, are derived from advisory fees. The performance bonus for a portfolio manager is significantly influenced by the following criteria: (i) whether the team's pre-tax performance exceeded performance benchmarks over one-, three- and five-year periods; (ii) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget;
(iii) consistency of performance across accounts with similar profiles; and
(iv) communication with other portfolio managers during the research process. In addition, GSAM considers the following factors in determining the amount of a portfolio manager's performance bonus: (i) whether the team performed consistently with objectives and client commitments; (ii) whether the team achieved top-tier rankings and ratings; and (iii) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad-based or narrow-based indices, depending on client expectations. The decision may also be influenced by the performance of GSAM, the profitability of its parent company, Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

In addition to base salaries and performance bonuses, GSAM has implemented a number of additional benefits and deferred compensation programs for all portfolio managers, including (i) a 401K program that enables employees to direct percentages of their pre-tax salaries and bonus income into tax-qualified retirement plans; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's partner compensation plan, which covers many of the firm's senior executives. In general, under the partner compensation plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


Due to GSAM's internal policies, portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility, and neither Mr. Jones nor Ms. Brown own any shares of any of the Portfolios.

Delaware. Day-to-day management of Delaware's portion of the Large Company Growth Portfolio is the responsibility of portfolio managers Jeffery S. Van Harte, CFA, Christopher J. Bonavico, Daniel J. Prislin, Christopher M. Ericksen and Patrick G. Fortier, as members of

Delaware's Focus Growth Team. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Focused Growth Team, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:

Jeffery S. Van Harte



                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
        ----------------          -------- ------------ ----------------- -----------------
Registered Investment Companies:     22    $3.9 billion         0          $            0
Other Pooled Investment Vehicles:     0    $          0         0          $            0
Other Accounts:                      55    $8.0 billion         1          $659.7 million



Christopher J. Bonavico



                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
        ----------------          -------- ------------ ----------------- -----------------
Registered Investment Companies:     23    $3.9 billion         0          $            0
Other Pooled Investment Vehicles:     0    $          0         0          $            0
Other Accounts:                      57    $8.0 billion         1          $659.7 million



Daniel J. Prislin



                                                        # of Accounts
                                                           Managed
                                   Total                    with      Total Assets with
                                    # of                Performance-  Performance-Based
                                  Accounts Total Assets     Based       Advisory Fee
        Type of Accounts          Managed   (millions)  Advisory Fee     (millions)
        ----------------          -------- ------------ ------------- -----------------
Registered Investment Companies:     22    $3.9 billion       0        $            0
Other Pooled Investment Vehicles:     0    $          0       0        $            0
Other Accounts:                      55    $8.0 billion       1        $659.7 million



Christopher M. Ericksen



                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
        ----------------          -------- ------------ ----------------- -----------------
Registered Investment Companies:     19    $3.4 billion         0          $            0
Other Pooled Investment Vehicles:     0    $          0         0          $            0
Other Accounts:                      53    $8.0 billion         1          $659.7 million


Individual portfolio managers at Delaware may perform investment management services for other accounts similar to those provided to the Large Company Growth Portfolio and the investment action for each account and the Portfolio may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts. A portfolio manager may discover an investment opportunity that may be suitable for more than one account. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Delaware's investment professionals are typically compensated with a combination of a base salary, a short-term incentive bonus (which may include various objective and subjective components), and long-term equity. The key operating principles of the total compensation plan are to compensate professionals in direct relation to fund performance in their respective realm of responsibility and the overall business success of their team and to reflect total cash compensation that is closely aligned to the competitive market. The purpose of the long-term equity plan is to assist Delaware in attracting, retaining, and rewarding high-quality executives and investment professionals who provide services to the corporation, enabling those individuals to acquire or increase a proprietary interest in the corporation in order to strengthen the mutuality of interests between them and shareholders and providing them with long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

None of Messrs. Van Harte, Bonavico, Prislin, Ericksen or Fortier own shares of any of the Portfolios.

NWQ. Phyllis G. Thomas, CFA is the portfolio manager of NWQ's portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Phyllis G. Thomas


                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
bRegistered Investment Companies:      3     $ 31,287           0                   $0
Other Pooled Investment Vehicles:      0     $      0           0                   $0
Other Accounts:                    3,702     $722,864           0                   $0


The side-by-side management of various accounts by NWQ's portfolio managers may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and time spent by portfolio managers on various accounts. NWQ has policies and procedures aimed at reducing the prospect of conflicts of interest occurring in the management of its client accounts. NWQ's trade rotation and trade allocation policies seek to provide that, over time, clients are treated as fairly as possible in the acquisition and allotment of securities to client accounts regardless of product style, account size, broker affiliation or tenure of client. NWQ seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on particular investment disciplines. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

The Portfolio is subject to different regulations than the other accounts managed by Ms. Thomas. As a consequence of this difference in regulatory requirements, the Portfolio may not be permitted to engage in all of the investment techniques or transactions to the same extent as the other accounts managed by Ms. Thomas. NWQ attempts to address other forms of conflicts through its policies which, among other things, (i) prohibit use of soft dollars for access to specialized research and databases; (ii) prohibit cross transactions between clients; (iii) consider client suitability issues in allocating initial public offerings; and (iv) in the case of trade errors, attempt to make clients whole and eliminate any benefit to NWQ or the broker in resolving account trade errors.

NWQ offers what it believes to be a highly competitive compensation structure aimed at attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. Portfolio managers are formally evaluated annually and the total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ's available bonus compensation pool is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on
(i) overall performance of client portfolios, (ii) objective review of stock recommendations and the quality of primary research, and (iii) subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic. NWQ considers factors (i) and (ii) over one-, three- and five-year periods, and (iii) on an annual basis.

To strengthen its incentive compensation packages and to create a stronger alignment to the long-term success of the firm, NWQ has made available to most of its investment professionals an equity-like incentive for purchase (the value of which is determined by the increase in profitability of NWQ over time). NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

Finally, NWQ's investment professionals receive additional remuneration as consideration for signing employment agreements, including retention agreements and long-term employment contracts with significant non-solicitation and, in some cases, non-competition clauses.

Ms. Thomas does not own any shares of the Portfolios.


Kalmar. Ford B. Draper, Jr., Dana F. Walker, CFA and Gregory A. Hartley, CFA (the "Investment Committee") lead Kalmar's investment team, which manages Kalmar's portion of the Small Company Growth Portfolio. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts in the aggregate managed by Messrs. Draper, Walker and Hartley, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:

Ford B. Draper, Jr., Dana F. Walker and Gregory A. Hartley



                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
Registered Investment Companies:      3       $  457             1                 $632
Other Pooled Investment Vehicles:   N/A          N/A           N/A                  N/A
Other Accounts:                     294       $1,504           N/A                  N/A



Kalmar does not believe any material conflicts of interest result from the Investment Committee's management of the Small Company Growth Portfolio and the other accounts noted above. The investment strategies of the Small Company Growth Portfolio and the other accounts managed by Investment Committee members do not materially conflict because they are substantially the same, even though Kalmar manages two classes of accounts by market cap size, small cap accounts and mid cap accounts. No material conflicts of interest, including any conflicts resulting from the allocation of time to various accounts, result from the Investment Committee's management of the Small Company Growth Portfolio and the other accounts listed above because Kalmar manages all fund and separate account portfolios uniformly on a bottom-up idea-by-idea basis, unless a particular client's investment restrictions or guidelines prohibit ownership of a particular holding. Thus, the research and portfolio management time spent in connection with a given course of action on a particular company's stock is applicable to all of Kalmar's client portfolios in an approximately equal way and in the case of Small Cap and Mid Cap Portfolios, frequently stocks are owned by both. Even when that is not the case, research insight gained for the one size class is beneficial to the other.


Kalmar may from time to time recommend purchases and/or sales of the same portfolio securities for the Small Company Growth Portfolio and other clients. In such circumstances, Kalmar's policy is to allocate purchases and sales among its clients in a manner which it deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Small Company Growth Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.


Kalmar seeks to maintain a competitive and incentive compensation program in order to attract and retain outstanding, high-caliber investment professionals and, therefore, to closely link the investment professionals' compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar's "Growth-with-Value" investment philosophy in which the Small Company Growth Portfolio participates. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar's board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses in order to promote good sustained client account performance, including the Small Company Growth Portfolio's performance. In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each particular person's experience, tenure, contribution, and responsibilities.

Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative component, which generally comprises 60-70% of the bonus, is based on the specific contribution of the individual's research ideas to the success of the managed portfolios in absolute and index-relative terms for short-term (1 year) and long-term (2-5 year) periods. The comparative indexes employed are the Russell 2000 and Russell 2500 as well as their Growth versions. The non-quantitative component is based on an evaluation of the individual's contribution to Kalmar's team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and
(iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team as well as the productive functioning of the team.

All employees, including portfolio managers, participate in Kalmar's benefits package, which includes a 401K plan with a contribution by Kalmar and a profit sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar's board of directors. Such ownership is purchased from the firm, rather than awarded as a bonus. Messrs. Draper, Walker and Hartley are all "partners" in Kalmar with varying percentage amounts of ownership. This equity ownership, coupled with the other competitive and incentive ingredients in Kalmar's compensation package, is intended to link their compensation directly, plus indirectly but effectively to client success and performance outcomes.

Messrs. Draper, Walker and Hartley do not own any shares of any of the Portfolios.

Pzena. Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III manage Pzena's portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and DeSpirito, III, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Richard S. Pzena and John P. Goetz


                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
Registered Investment Companies:      8      $5,202.2           0                $      0
Other Pooled Investment Vehicles:    97      $2,057.1           1                $   59.2
Other Accounts:                     372      $8,030.9           8                $1,466.9

Antonio DeSpirito, III



                                   Total                  # of Accounts
                                    # of                  Managed with       Total Assets with
                                  Accounts Total Assets Performance-Based    Performance-Based
        Type of Accounts          Managed   (millions)    Advisory Fee    Advisory Fee (millions)
        ----------------          -------- ------------ ----------------- -----------------------
Registered Investment Companies:      0       $    0            0                   $0
Other Pooled Investment Vehicles:    11       $ 65.5            0                   $0
Other Accounts:                      60       $987.8            0                   $0


Conflicts of interest may arise in managing the Large Company Value Portfolio's portfolio investments, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., "classic" value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers each person on the whole and the contributions that he or she has made and is likely to make in the future. The time frame examined for bonus compensation is annual. However, longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).


None of Messrs. Pzena, Goetz and DeSpirito, III own any shares of any of the Portfolios.


SEC Exemptive Order

The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) the Portfolio's prospectus would describe the Order;
(3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

Services Agreement


The Company has entered into a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors, Inc., the Company's distributor. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes the Company with transfer agency services, fund accounting services, administration services and certain other services as may be required by the Company. PFPC also prepares tax returns, reports to the Portfolios' shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Portfolios with the National Securities Clearing Corp. ("NSCC") and the filing of required Portfolios reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Portfolios; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Portfolios' operations, other than providing legal or investment advice.

PFPC furnished the Company with transfer agency services, fund accounting services, administration services and certain other services pursuant to a prior agreement dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003.

For the fiscal years ended December 31, 2003, 2004 and 2005, the accounting and administration fees paid to PFPC for each Portfolio, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolios, were as follows:

2003



                                            Administration &
                                               Accounting    Reduction in
Portfolio                                     Fee Payable        Fee      Net Fee Paid
---------                                   ---------------- ------------ ------------
Large Company Growth Portfolio                  $645,830          $0        $645,830
Large Company Value Portfolio                   $128,440          $0        $128,440
Small Company Growth Portfolio                  $ 51,227          $0        $ 51,227
Small Company Value Portfolio                   $ 58,751          $0        $ 58,751
Dow Jones Wilshire 5000 Index(sm) Portfolio     $188,313          $0        $188,313

2004



                                            Administration &
                                               Accounting    Reduction in
Portfolio                                     Fee Payable        Fee      Net Fee Paid
---------                                   ---------------- ------------ ------------
Large Company Growth Portfolio                  $880,272          $0        $880,272
Large Company Value Portfolio                   $126,162          $0        $126,162
Small Company Growth Portfolio                  $ 52,000          $0        $ 52,000
Small Company Value Portfolio                   $ 75,063          $0        $ 75,063
Dow Jones Wilshire 5000 Index(sm) Portfolio     $252,480          $0        $252,480



2005



                                            Administration &
                                               Accounting    Reduction in
Portfolio                                     Fee Payable        Fee      Net Fee Paid
---------                                   ---------------- ------------ ------------
Large Company Growth Portfolio                  $653,390          $0        $653,390
Large Company Value Portfolio                   $ 91,026          $0        $ 91,026
Small Company Growth Portfolio                  $ 36,236          $0        $ 36,236
Small Company Value Portfolio                   $ 49,261          $0        $ 49,261
Dow Jones Wilshire 5000 Index(sm) Portfolio     $199,187          $0        $199,187


Expenses


From time to time, Wilshire or PFPC may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolios or the Company. This would have the effect of lowering the overall expense ratio of the Portfolios and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company. However, as of April 28, 2006, none of PFPC Distributors, Wilshire or PFPC were making any such payments, and no payments were made during the year ended December 31, 2005.


All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both
(a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses PFPC Distributors for its distribution and shareholder services expenses (the "Distribution Fee") at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.


The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Portfolio. Amounts spent on behalf of the Investment Class of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2005 are set forth below.

2005



                                                            Compensation
                                                             to Broker
       Portfolio                                   Printing   Dealers
       ---------                                   -------- ------------
       Large Company Growth Portfolio              $14,448    $815,907
       Large Company Value Portfolio               $ 1,949    $108,796
       Small Company Growth Portfolio              $   530    $ 25,841
       Small Company Value Portfolio               $   702    $ 53,868
       Dow Jones Wilshire 5000 Index(sm) Portfolio $ 4,574    $272,478




                                              Compensation to
  Portfolio                                   Sales Personnel  Other   Total
  ---------                                   --------------- ------- --------
  Large Company Growth Portfolio                    $0        $14,396 $844,751
  Large Company Value Portfolio                     $0        $ 1,995 $112,740
  Small Company Growth Portfolio                    $0        $ 1,807 $ 28,178
  Small Company Value Portfolio                     $0        $ 1,007 $ 55,577
  Dow Jones Wilshire 5000 Index(sm) Portfolio       $0        $ 4,601 $281,653


Shareholder Servicing Plan


Each Portfolio has adopted a shareholder services plan for its Investment and Institutional Class Shares which authorizes payments by the Investment and Institutional Class Shares annually of up to 0.15% of the average daily net assets attributable to Investment and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries.


Transfer and Dividend Disbursing Agent

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

Custodian


PFPC Northern Trust Company, located at 8800 Tinicum Boulevard, 3/rd/ Floor, Philadelphia, PA 19153, serves as the Company's custodian.


Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.

                                CODE OF ETHICS


The Board of Directors of the Company has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, each Sub-Adviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.



                      PROXY VOTING POLICY AND PROCEDURES

The Company

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolios as a part of Wilshire's general management of the Portfolios, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolios to one or more of the Sub-Advisers retained to provide investment advisory services to the Portfolios.

The right to vote proxies with respect to portfolio securities held by the Portfolios is an asset of the Company. Wilshire, or the Sub-Adviser to which authority to vote on behalf of a Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of that Portfolio and its shareholders.


At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and each Sub-Adviser notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolios during the year. With respect to those proxies that Wilshire or a Sub-Adviser has identified as involving a conflict of interest, Wilshire or the Sub-Adviser submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or the Sub-Adviser or an affiliated person of Wilshire or the Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolios, other than the obligation Wilshire or the Sub-Adviser incurs as investment adviser to the Portfolios, which may compromise Wilshire's or the Sub-Adviser's independence of judgment and action in voting the proxy.


The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolios may be revoked by the Board, in whole or in part, at any time.


The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or the Sub-Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year beginning in 2004
(i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC's website at www.sec.gov.


Certain information regarding the proxy voting policies of Wilshire and each of the Sub-Advisers is summarized below.

Wilshire

Wilshire has delegated to each Sub-Adviser the responsibility for voting the securities in its portfolio. Wilshire reviews the Sub-Advisers' proxy voting activities annually. If it becomes responsible for direct management for portfolios for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.


AllianceBernstein

AllianceBernstein's value investment group has formed two proxy voting committees, to consider U.S. proxy matters and global proxy matters. The committees, comprised of senior investment personnel and representatives of AllianceBernstein's corporate legal department, evaluate proposals not covered by AllianceBernstein's proxy voting guidelines and recommend how AllianceBernstein should generally vote on such issues. The committees, or sub-committees, review all proxies. The committees monitor adherence to AllianceBernstein's proxy voting guidelines, review its policies from time to time, and evaluate proxies where AllianceBernstein faces a material conflict of interest.

While proxy voting policies and procedures are consistent across AllianceBernstein's growth group and its value group, the two groups administer their proxy voting separately. In an effort to increase efficiency in voting proxies, AllianceBernstein uses Institutional Shareholder Services ("ISS") to act as its voting agent for its clients' proxies. AllianceBernstein instructs its clients' custodians to direct proxy materials to ISS, which provides AllianceBernstein with a proposed vote based on AllianceBernstein's voting guidelines. AllianceBernstein then either accepts the proposed vote, or changes the vote in accordance with its voting decision.

If a potential conflict of interest arises, AllianceBernstein's corporate legal department makes the initial determination about whether a material conflict exists. No further review is necessary if 1) the proposed vote is consistent with AllianceBernstein's stated voting policy, 2) the proposed vote is contrary to AllianceBernstein's stated voting policy but is also contrary to management's recommendation, or 3) the proposed vote is contrary to or not covered by AllianceBernstein's stated voting policy, is consistent with management's recommendation, and is consistent with the views of an independent source. If the proposed vote is contrary to AllianceBernstein's stated voting policy, is consistent with management's recommendation, and is contrary to the views of an independent source, the proxy committee reviews the proposal for final determination.

AllianceBernstein's general positions on various proposals are as follows:

Director Matters - AllianceBernstein generally supports the election of a company's slate of nominees for directors, except in contested elections, which it evaluates on a case-by-case basis. It generally votes for changes in board structure that are not controversial, and against imposing classified boards. AllianceBernstein typically supports shareholder proposals to require a majority of independent directors on boards and on nominating committees.

Shareholder Rights - AllianceBernstein usually votes for proposals to redeem poison pills and to provide for confidential voting. It typically does not support proposals to limit the right of shareholders to act by written consent or to amend companies' charter documents to make it more difficult for shareholders to call a special meeting.

Compensation and Benefits Plans - AllianceBernstein evaluates proposals to adopt performance based stock option plans on a case-by-case basis and generally supports shareholder proposals requiring companies to expense stock options.

Routine Matters - AllianceBernstein generally votes in favor of ratification of auditors and administrative or technical changes to a company's charter documents.


LA Capital

LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefits Plans - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

GSAM

GSAM's guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.


To implement these guiding principles for investments in publicly-traded equities, GSAM's quantitative equity portfolio management teams currently follow ISS' Standard Proxy Voting Guidelines exclusively; however, GSAM retains the authority to revisit this position. GSAM believes that casting proxy votes in accordance with ISS' Guidelines will not present any conflicts of interest because GSAM votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.


ISS' general positions on various proposals are as follows:

Director Matters - ISS generally supports the election of management's nominees for directors, unless there are concerns about the past performance of the company or the board. It generally votes for proposals to fix board size and against proposals to impose classified boards or to alter board structure or size in the context of a fight for control over the company or the board.

Shareholder Rights - ISS typically votes against all antitakeover proposals, such as staggered boards, poison pills and unlimited authorized capital authorizations, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal.

Compensation and Benefits Plans - ISS generally votes for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the industry. It evaluates nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Routine Matters - ISS generally votes in favor of reelection of auditors unless there are serious concerns about the accounts or the procedures used. It evaluates changes to a company's charter documents on a case-by-case basis.

Delaware

Delaware's Proxy Voting Committee is responsible for overseeing its proxy voting process, and reviews and approves Delaware's proxy voting procedures annually. Delaware has contracted with ISS, which together with its clients' custodians, monitors corporate events with respect to portfolio securities. As authorized by Delaware, each client's custodian forwards any proxy materials it receives to ISS, which votes proxies in accordance with Delaware's proxy voting guidelines, as described below. If Delaware's guidelines do not address a particular proxy issue, ISS considers the relevant facts and circumstances and researches the issue to determine how to vote the proxy in the best interests of the client and in the spirit of Delaware's guidelines. Delaware may vote a proxy not in accordance with ISS' recommendation if Delaware believes that doing so is in a client's best interests.

Because Delaware considers the quality and depth of management, among other things, in determining whether to invest in a company, Delaware believes that the recommendations of management on any issue should be given a fair amount of weight in determining how proxy issues should be voted. On many issues, Delaware casts votes in accordance with the recommendations of management. However, Delaware generally casts votes against management when management recommendations are not in accordance with Delaware's proxy voting guidelines or are not in a client's best interests. Because the majority of client proxies are voted by ISS pursuant to pre-established guidelines, Delaware believes that conflicts of interest are largely eliminated. If Delaware considers voting a proxy contrary to ISS' recommendation, the Committee will determine whether any conflict of interest exists. If it determines a conflict exists, the Committee generally will acquire additional research from an independent third party, and must unanimously decide how to vote the proxy, or vote in accordance with ISS.

Delaware's general positions on various proposals are as follows:

Director Matters - Delaware generally votes for director nominees on a case-by-case basis, considering a number of factors. It generally votes for proposals to fix board size and against proposals to impose classified boards or to limit the tenure of outside directors through term limits or mandatory retirement ages.

Shareholder Rights - Delaware typically votes for shareholder proposals requesting that companies submit poison pills to shareholder vote or redeem them. It typically votes against proposals to require supermajority shareholder votes, and to restrict shareholder ability to take action by written consent or to call special meetings.

Compensation and Benefits Plans - Delaware generally votes with respect to equity-based compensation plans on a case-by-case basis using a particular methodology. It also evaluates compensation plans for directors and stock plans which provide participants with the option of taking all or a portion of cash compensation in the form of stock on a case-by-case basis.

Routine Matters - Delaware generally votes in favor of ratification of auditors except in certain instances. It typically votes for by-law or charter amendments of a housekeeping nature, and against proposals to reduce quorum requirements for shareholder meetings below a majority of outstanding shares.

NWQ

A senior member of the investment team of NWQ is responsible for oversight of the proxy voting process. NWQ has engaged the services of ISS to make recommendations to NWQ on the voting of proxies relating to securities held in its clients' accounts (for a description of these policies, see "Proxy Voting Policies and Procedures" for GSAM above). NWQ reviews and frequently follows ISS' recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interest of the Small Cap Value Portfolio and its shareholders. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company's request.

Kalmar

Although Kalmar's Chief Compliance Officer is ultimately responsible for voting proxies on behalf of the firm, Kalmar has established a proxy voting committee whose responsibility is to oversee all decisions relating to proxy voting, proxy voting guidelines, conflicts of interest, recordkeeping and disclosure, and to assure that proxies are voted accordingly.

Kalmar has retained ISS to provide proxy-voting services. Kalmar retains the right to override those votes that Kalmar does not believe are in the best interest of the Portfolio's shareholders. A member of Kalmar's investment team reviews ISS' proxy research and recommendations, and if ISS recommends a vote contrary to management's recommendation, the Kalmar portfolio manager or research analyst most familiar with the company reviews ISS' recommendation and consults with the investment team in deciding how to vote the proxy. Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar's Chief Compliance Officer and its investment team.

Kalmar's general positions on various proposals are based on ISS' proxy voting guidelines as described under "Proxy Voting Policy and Procedures" for GSAM above.

Pzena


Pzena subscribes to ISS' proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of the Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena's guidelines, or with management if Pzena's guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena's Chief Compliance Officer will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.


Pzena's general positions on various proposals are as follows:

Director Matters - Pzena evaluates director nominees individually and as a group based on its own assessments and ISS' recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights - Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders' rights. Pzena supports anti-takeover measures that are in the best interest of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans - Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

Auditors - Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.


                            PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.

Although each Sub-Adviser makes investment decisions for the Portfolios independently from those of its other accounts, investments of the kind made by the Portfolios may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Portfolios and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolios and its other managed accounts, and the price paid to or received by the Portfolios and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolios or the size of the position purchased or sold by the Portfolios.


Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.


If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.


For the fiscal years ended December 31, 2003, 2004 and 2005 the Portfolios paid total brokerage commissions as follows:



Portfolio                                     2005     2004     2003
---------                                   -------- -------- --------
Large Company Growth Portfolio              $310,993 $922,712 $883,343
Large Company Value Portfolio               $ 52,973 $116,747 $195,500
Small Company Growth Portfolio              $ 39,315 $ 58,070 $ 49,452
Small Company Value Portfolio               $ 99,225 $188,173 $ 97,898
Dow Jones Wilshire 5000 Index(sm) Portfolio $180,228 $126,303 $ 36,613



Each Sub-Adviser may allocate orders for purchase and sale transactions to any affiliated broker-dealer in connection with the purchase or sale of securities. As of April 25, 2006, GSAM was the only Sub-Adviser which routinely traded through an affiliated broker-dealer. While GSAM trades through an affiliated broker, such trades are subject to Rule 17e-1 under the 1940 Act, which requires that fees paid to brokers be reasonable, fair and comparable to fees paid to other brokers in similar transactions. For the year ended December 31, 2005, the Large Company Growth Portfolio paid $1,900 in brokerage commissions to Goldman Sachs & Co., representing 0.61% of the Portfolio's aggregate commissions.

As of December 31, 2005, the Portfolios held the following securities of their regular brokers or dealers as follows:



Brokers or Dealers                                                Market Value
------------------                                                ------------
Large Company Growth Portfolio
Merrill Lynch & Co., Inc.                                          $  399,607

Large Company Value Portfolio
Bear Stearns Cos., Inc.                                            $  127,083
Citigroup, Inc.                                                    $2,646,098
JP Morgan Chase & Co.                                              $  753,951
Lehman Brothers Holdings, Inc.                                     $  819,391
Merrill Lynch & Co., Inc.                                          $  487,656
Morgan Stanley                                                     $1,181,610

Small Company Growth Portfolio
NONE

Small Company Value Portfolio
NONE

Dow Jones Wilshire 5000 Index(sm) Portfolio
Bear Stearns Cos., Inc.                                            $  144,990
Investment Technology Group, Inc.                                  $   10,632
Jefferies Group, Inc.                                              $   22,490
JP Morgan Chase & Co.                                              $1,646,341
Lehman Brothers Holdings, Inc.                                     $  459,361
Merrill Lynch & Co., Inc.                                          $  693,962
Morgan Stanley                                                     $  641,162
Citigroup, Inc.                                                    $2,980,955



The table below discloses the amount of the brokerage commissions paid by the Portfolios for the fiscal year ended December 31, 2005 to firms which provided research services to the Sub-Advisers as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.



Sub-Adviser               Brokerage Commission Percentage of Total Brokerage
-----------               -------------------- -----------------------------
LA Capital                      $539,597                   79.0%
AllianceBernstein               $  9,804                    1.4%
GSAM                            $ 10,727                    1.6%
Delaware                        $ 83,543                   12.2%
NWQ                             $ 17,424                    2.6%
Kalmar                          $  8,674                    1.3%
Pzena                           $ 12,964                    1.9%

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.


                                NET ASSET VALUE

The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.


Each Portfolio sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Portfolio's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity Securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

                         PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Portfolio Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

The Distributor. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells each Portfolio's shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios' shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer's name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that
(1) it will
have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.


                        REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Sell Portfolio Shares."

Wire Redemption Privilege. By using this Privilege, the investor authorizes PFPC to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by PFPC to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if PFPC receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to PFPC. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.


Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Exchanges. By using the Telephone Exchange Privilege, you authorize PFPC to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by PFPC to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of the Portfolio being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders resident in any state in which shares of the Portfolios being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

Corporate Pension/Profit-Sharing And Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition,

Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.


The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                       DIVIDENDS, DISTRIBUTION AND TAXES

Regulated Investment Companies


The Company's management believes that each Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2005 and intends to meet the same qualifications for the fiscal year ended December 31, 2006. Qualification as a regulated investment company relieves the Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Index Portfolio is established in part as an investment for certain insurance variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements with respect to his or her Portfolio shares. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to a Portfolio's shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as "buying a dividend."


Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.


Under Section 1259 of the Code, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical properly relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct portion for federal income tax purposes.

Other Tax Information


The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Portfolio and their investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.


Capital Loss Carry Forwards


On December 31, 2005 the following Portfolios had available for federal income tax purposes unused capital losses as follows:



Fund                                                             Expiring December 31,
----                                         --------------------------------------------------------------
                                               2008      2009       2010        2011       2012      2013
                                             -------- ---------- ----------- ---------- ---------- --------
Large Company Growth Portfolio                     -- $2,035,616 $38,469,520         --         --       --
Dow Jones Wilshire 5000 Index (sm) Portfolio $343,818 $1,775,025 $ 8,232,611 $3,810,802 $5,509,772 $108,266



                               OTHER INFORMATION


The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Dow Jones Wilshire 5000 Index (sm) Portfolio - each of which has several classes of shares. The title of each class of each Portfolio is as follows:


Large Company Growth Portfolio:

   Large Company Growth Portfolio - Investment Class Shares
   Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:

   Large Company Value Portfolio - Investment Class Shares
   Large Company Value Portfolio - Institutional Class Shares


Dow Jones Wilshire 5000 Index (sm) Portfolio:

   Dow Jones Wilshire 5000 Index (sm) Portfolio - Investment Class Shares
   Dow Jones Wilshire 5000 Index (sm) Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index (sm) Portfolio - Horace Mann Class of Shares Dow Jones Wilshire 5000 Index (sm) Portfolio - Qualified Class of Shares


Small Company Growth Portfolio:

   Small Company Growth Portfolio - Investment Class Shares
   Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:

   Small Company Value Portfolio - Investment Class Shares
   Small Company Value Portfolio - Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios' shareholders.

                             FINANCIAL STATEMENTS

The Company's audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2005 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


Statement of Additional Information ("SAI")
The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:


                          Wilshire Mutual Funds, Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 9807
                             Providence, RI 02940
                    or by calling toll free 1-888-200-6796


You can also review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

..For a duplicating fee, by writing to the Public Reference Section of the Commission, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.


..Free from the Commission's EDGAR database on its internet website at http://www.sec.gov

The Company currently offers other classes of shares of the Portfolio in other prospectuses.

                  (Investment Company Act File No. 811-7076)
[LOGO]




                            QUALIFIED CLASS SHARES

--------------------------------------------------------------------------------

                                  PROSPECTUS

Prospectus                         WILSHIRE                         May 1, 2006


                          WILSHIRE MUTUAL FUNDS, INC.

                            Qualified Class Shares
                                      of

                  Dow Jones Wilshire 5000 Index/SM/ Portfolio
                           (http://www.wilfunds.com)


--------------------------------------------------------------------------------


               TABLE OF CONTENTS                            Page
               Introduction................................    2
               Investment and Risk Summary.................    3
                Main Investment Strategies.................    3
                Who May Want to Invest in the Portfolio....    3
                Main Investment Risks......................    3
               Performance and Fee Information.............    4
               More Information about Investments and Risks    6
               Management of the Portfolio.................    8
                Investment Adviser.........................    8
                Investment Sub-Adviser.....................    8
                Service and Distribution Plan..............    9
               Shareholder Information.....................    9
                Purchases and Redemptions of Shares........    9
                Right to Reject Purchase Orders............   10
               Dividend and Distribution Information.......   11
               Federal Income Tax Information..............   11
               Financial Highlights........................   12


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Portfolio or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

                                 INTRODUCTION


This prospectus describes the Qualified Class Shares of the Dow Jones Wilshire 5000 Index/SM/ Portfolio (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Dow Jones Wilshire 5000 Index/SM/ (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.


On the following pages you will find important information about the Portfolio and its Qualified Class Shares, including:

..  the main investment strategies used by Wilshire Associates Incorporated
   ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;

..  the main risks of an investment in the Portfolio;

..  the Portfolio's past performance measured on a year-by-year basis; and

..  the fees and expenses that you will pay as a shareholder.

     Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolio.

                          INVESTMENT AND RISK SUMMARY

                          Main Investment Strategies

.. Invests primarily in the common stock of companies included in the Index that are representative of the Index.

.. Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.

.. Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 5,000 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

                    Who May Want to Invest in the Portfolio

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract your employer purchases from an insurance company (an "Insurer").

The Portfolio may appeal to you if:

   .  you are a long-term investor or saver;

   .  you seek growth of capital;

   .  you seek to capture the returns of the entire U.S. equity market;

   . you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

   . you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization companies as well as large capitalization companies.

                             Main Investment Risks

The Portfolio's share price will fluctuate with changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                        PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Qualified Class Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

               [CHART]

  2001     2002    2003    2004     2005
-------  -------  ------   ------   -----
-11.56%  -21.38%  29.45%   11.13%   5.46%




During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.83)% (quarter ended 9/30/02).

Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                              Since
                                            1 year 5 years Inception/1/
                                            ------ ------- -----------
         Qualified Class Shares............ 5.46%   1.07%     0.18%
         Dow Jones Wilshire 5000 Index/SM2/ 6.38%   2.10%     1.10%


/1/ Inception date (commencement of investment operations) of the Qualified
    Class of Shares was May 10, 2000.
/2 /Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Qualified Class Shares


This table shows the fees and expenses you may pay when you buy and hold Qualified Class Shares of the Portfolio, based on actual 2005 expenses. These fees and expenses do not reflect expenses imposed by the Insurers through which investments in the Portfolio are made. See your employer's variable annuity contract disclosure document for a description of those contract charges and expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                        Qualified
                                                          Class
                                                        ---------
              Management Fees..........................   0.10%
              Distribution and Service (12b-1) Fees....   0.25%
              Other Expenses...........................   0.58%
                                                          -----
              Total Annual Portfolio Operating Expenses   0.93%
                                                          =====


Example:

This example helps you to compare the cost of investing in the Qualified Class Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                        Qualified
                                          Class
                                        ---------
                               1 Year..  $   95
                               3 Years.  $  296
                               5 Years.  $  515
                               10 Years  $1,143

                 MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.9 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance will be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities and the timing and amount of sales and redemptions of Portfolio shares.


Securities Lending

The Portfolio may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio's directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities or loan.


Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

Risk Information

Investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.

Index Risk. There is a risk that the Portfolio's performance may not exactly match that of the Index. The Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.


Disclosure of Portfolio Holdings


A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolio's Statement of Additional Information and on the Company's website at www.wilfunds.com. The Portfolio's complete portfolio holdings data will be made available monthly on its website under the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

                          MANAGEMENT OF THE PORTFOLIO

                              Investment Adviser


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and was formed in 1972. As of March 31, 2006, Wilshire managed approximately $15.4 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, David Hall, Charles Roth, Cleo Chang and Doug Davies. Mr. Castille is the Chairman of the investment committee.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval. A discussion regarding the basis for the Board of Directors' approval of the Agreement is included in the Portfolio's Semi-Annual Report to Shareholders dated June 30, 2005.


                            Investment Sub-Adviser

The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.


Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2006 managed approximately $3.9 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board of Directors' approval of LA Capital's sub-advisory agreement is included in the Portfolio's Semi-Annual Report to Shareholders dated June 30, 2005. The Statement of Additional Information also provides additional information about Mr. Stevens' compensation, other accounts managed by him and his ownership of shares of the Portfolio.


                         Service and Distribution Plan

The Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the "Plan"). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of those shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations, and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Portfolio has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

                            SHAREHOLDER INFORMATION

                      Purchases and Redemptions of Shares

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Portfolio has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer's contract disclosure document.


Qualified Class Shares of the Portfolio are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Portfolio on a daily basis. Insurers may purchase shares on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates. We calculate the net asset value per share at the close of regular trading of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. Net asset value is calculated by adding the value of the individual securities held by the Portfolio, subtracting the liabilities of the Qualified Class Shares, and dividing by the total number of Qualified Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of Wilshire and the sub-adviser, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.


The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 12 of this prospectus.

                        Right to Reject Purchase Orders


You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts which may be held directly by shareholders. The Company, on behalf of the Portfolio, contractually requires that financial intermediaries which hold omnibus accounts in the Portfolio provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

                     DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Qualified Class Shares of the Portfolio. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Portfolio.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


                        FEDERAL INCOME TAX INFORMATION


The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions to Insurers from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer's contract disclosure document for a discussion of the impact on you of income taxes an Insurer may owe as a result of its ownership of shares of the Portfolio, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.


This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of an Insurer's investment in the Portfolio.

                             FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the past five years. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                  DOW JONES WILSHIRE 5000 INDEX/SM/ PORTFOLIO

           For a Portfolio Share Outstanding Throughout Each Period


                                                                Qualified Class Shares
                                              ---------------------------------------------------------
                                                                         FOUR MONTH       YEAR ENDED
                                                YEAR     YEAR     YEAR     PERIOD         AUGUST 31,
                                               ENDED    ENDED    ENDED     ENDED      -----------------
                                              12/31/05 12/31/04 12/31/03 12/31/02/1/    2002      2001
                                              -------- -------- -------- ----------   -------   -------
Net asset value, beginning of period.........  $10.10   $ 9.15   $ 7.09    $ 7.36     $  8.90   $ 12.23
                                               ------   ------   ------    ------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*.......................    0.08     0.08     0.04      0.01        0.04      0.05
Net realized and unrealized gain/(loss) on
 investments.................................    0.47     0.94     2.05     (0.25)      (1.54)    (3.19)
                                               ------   ------   ------    ------     -------   -------
Total from investment operations.............    0.55     1.02     2.09     (0.24)      (1.50)    (3.14)
                                               ------   ------   ------    ------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.........   (0.04)   (0.07)   (0.03)    (0.03)      (0.04)    (0.05)
Distributions from capital gains.............      --       --       --        --          --     (0.14)
                                               ------   ------   ------    ------     -------   -------
Total distributions..........................   (0.04)   (0.07)   (0.03)    (0.03)      (0.04)    (0.19)
                                               ------   ------   ------    ------     -------   -------
Net asset value, end of period...............  $10.61   $10.10   $ 9.15    $ 7.09     $  7.36   $  8.90
                                               ======   ======   ======    ======     =======   =======
Total return/2/..............................    5.46%   11.13%   29.45%    (3.22)%**  (16.93)%  (25.90)%
                                               ======   ======   ======    ======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $  880   $1,399   $3,565    $1,730     $ 2,073   $ 1,770
Operating expenses excluding custody earnings
 credit......................................    0.93%    0.99%    1.15%     1.35%***    0.98%     0.77%
Operating expenses including reimbursement/
 waiver/custody earnings credit..............    0.93%    0.99%    1.14%     1.34%***    0.97%     0.74%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit..............    0.93%    0.99%    1.15%     1.35%***    1.12%     1.08%
Net investment income including
 reimbursement/waiver/custody earnings
 credit......................................    0.75%    0.85%    0.58%     0.47%***    0.42%     0.44%
Portfolio turnover rate......................      46%      31%       3%        6%**       22%        8%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

                          WILSHIRE MUTUAL FUNDS, INC.

                               Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

   . Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

   . Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

   . Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

   . Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

   . Companies that provide services for us to help market our products to you; and

   .  Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

                          WILSHIRE MUTUAL FUNDS, INC.


                  DOW JONES WILSHIRE 5000 INDEX(sm) PORTFOLIO


                            QUALIFIED CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                           (http://www.wilfunds.com)

                                  May 1, 2006

This Statement of Additional Information ("SAI") provides supplementary information for the Qualified Class Shares of the Dow Jones Wilshire 5000 Index(sm) Portfolio (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Qualified Class Shares of the Portfolio dated May 1, 2006 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


TABLE OF CONTENTS


The Portfolio..............................................................  2
Investment Policies and Risks..............................................  2
Disclosure of Portfolio Holdings...........................................  8
Investment Restrictions....................................................  9
Directors and Officers..................................................... 10
Principal Holders of Securities............................................ 16
Investment Advisory and Other Services..................................... 16
Code of Ethics............................................................. 22
Proxy Voting Policy and Procedures......................................... 23
Portfolio Transactions..................................................... 25
Net Asset Value............................................................ 26
Purchase and Redemption of Shares.......................................... 27
Dividends, Distributions and Taxes......................................... 28
Other Information.......................................................... 32
Financial Statements....................................................... 33

                                 THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers Shares of a number of series and classes, including Qualified Class Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have meanings assigned to them in the Prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract ("Contract") purchased by your employer from an insurance company ("Insurer") with which the Portfolio has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer's Contract disclosure document. Once you are invested in Qualified Class Shares of the Portfolio, you participate in Portfolio earnings or losses in proportion to the amount of money you invest. Depending on your employer's Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts ("Contract Owners") should consider their investment objectives and tolerance for risk when making an investment decision. The Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

                         INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. Government Securities. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.


Commercial Paper And Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by
Standard & Poor's Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.


These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. The Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


Options. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index(sm) or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio.

Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors;
(c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or
(h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.


As of April 27, 2006, the Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.


The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.

                            INVESTMENT RESTRICTIONS


The investment restrictions described below, along with the Portfolio's investment objective, are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:


1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                            DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.

                                                                                    Number of
                                          Term of                                  Portfolios/
                                         Office/1/            Principal             Funds in
                            Position        and              Occupations           Complex to
                            Held with    Length of         During the Past         be Overseen     Other Directorships
       Name and Age         the Fund    Time Served          Five Years            by Director      Held by Director
-------------------------- ------------ ----------- ------------------------------ ----------- ---------------------------
Interested Director
Lawrence E. Davanzo,/2/ 53 Director and Since 2005  Senior Managing Director,          19      Wilshire Variable Insurance
                           President                October 2004-Present,                      Trust (14 Portfolios)
                                                    Wilshire Associates
                                                    Incorporated; President, 2005-
                                                    Present, Wilshire Variable
                                                    Insurance Trust; Managing
                                                    Director, August 2004-
                                                    October 2004, Guggenheim
                                                    Partners; independent
                                                    investor, August 2001-
                                                    August 2004; President,
                                                    February 2000-August 2001,
                                                    InvestorForce Securities;
                                                    Managing Director and
                                                    Founder, February 1991-
                                                    February 2000, Asset Strategy
                                                    Consulting (investment
                                                    consulting firm).

                                                                                  Number of
                                                                                 Portfolios/
                         Position   Term of                Principal              Funds in
                           Held   Office/1/ and           Occupations            Complex to
                         with the  Length of            During the Past          be Overseen        Other Directorships
      Name and Age         Fund   Time Served             Five Years             by Director         Held by Director
------------------------ -------- -----------   -------------------------------- ----------- ---------------------------------
Non-Interested Directors
DeWitt F. Bowman, 75     Director Since 1996    Principal, February 1994-            19      Sycuan Funds; Forward Funds;
                                                Present, Pension Investment                  PCG Private Equity Fund;
                                                Consulting (pension consulting               Brandes Institutional
                                                firm).                                       International Fund (registered
                                                                                             investment companies); RREEF
                                                                                             America REIT III; Director,
                                                                                             5/94-present, RREEF America
                                                                                             REIT (real estate investment
                                                                                             trusts); Pacific Gas & Electric
                                                                                             Nuclear Decommissioning Trust
                                                                                             (trust fund for decommissioning
                                                                                             nuclear power plants); Wilshire
                                                                                             Variable Insurance Trust (14
                                                                                             Portfolios)

Roger A. Formisano, 57   Director Since 2006    Director, The Center for             19      Integrity Mutual Insurance
                                                Leadership and Applied                       Company, Wilshire Variable
                                                Business, UW-Madison School                  Insurance Trust (14 Portfolios)
                                                of Business; Principal, R.A.
                                                Formisano & Company, LLC.




Cynthia A. Hargadon, 51  Director Since 1998    Managing Director, CRA Rogers        19      Allmerica Investment Trust
                                                Casey, (since 2006); Senior                  (9 portfolios), Wilshire Variable
                                                Consultant, North Point Advisors             Insurance Trust (14 Portfolios)
                                                (2003-2006); President, Potomac
                                                Asset Management (2000 to
                                                2002); Director of Investments,
                                                National Automobile Dealers
                                                Association (1998 to 2000).

                                                                                 Number of
                                                                                Portfolios/
                                          Term of             Principal          Funds in
                                        Office/1/ and        Occupations        Complex to
                        Position Held    Length of         During the Past      be Overseen    Other Directorships
Name and Age            with the Fund   Time Served          Five Years         by Director     Held by Director
--------------------   ---------------- -----------   ------------------------- ----------- -------------------------
Richard A. Holt,/3/ 64 Director         Since 2006    Retired; formerly Senior      19      Wilshire Variable
                                                      Relationship Manager,                 Insurance Trust (14
                                                      Scudder Insurance Asset               Portfolios)
                                                      Management.
Harriet A. Russell, 64 Director         Since 2006    Vice President,               19      Greater Cincinnati Credit
                                                      Cincinnati Board of                   Union Board; Wilshire
                                                      Education; President,                 Variable Insurance Trust
                                                      Greater Cincinnati Credit             (14 Portfolios)
                                                      Union; formerly teacher,
                                                      Walnut Hills High
                                                      School.

George J. Zock, 55     Director         Since 2006    Independent Consultant;       19      Wilshire Variable
                                                      Consultant, Horace Mann               Insurance Trust (14
                                                      Service Corporation                   Portfolios)
                                                      (2004 to 2005);
                                                      Executive Vice
                                                      President, Horace Mann
                                                      Life Insurance Company
                                                      and Horace Mann
                                                      Service Corporation
                                                      (1997 to 2003).

Officers

Scott Boroczi, 45      Treasurer        Since 2005    Vice President, Wilshire      N/A     N/A
                                                      Associates Incorporated
                                                      (since 2005);
                                                      Relationship Manager,
                                                      Municipal Trustees
                                                      Service, The Bank of
                                                      New York Trust
                                                      Company (1997 to 2005)
Helen Thompson, 38     Chief Compliance Since 2004    Managing Director,            N/A     N/A
                       Officer and                    Wilshire Associates
                       Secretary                      Incorporated (since
                                                      2003);
                                                      Associate Director, First
                                                      Quadrant, L.P.
                                                      (2001 to 2003); Chief
                                                      Investment Accountant,
                                                      Financial Controller,
                                                      Company Secretary,
                                                      Associate Director,
                                                      Compliance Officer
                                                      (1996 to 2003), First
                                                      Quadrant Limited

(1) Directors hold office until they resign or their successors have been elected and qualified.
(2) Mr. Davanzo is an interested person because of his position with the Fund's investment adviser, Wilshire Associates Incorporated.
(3) Mr. Holt employs AllianceBernstein L.P., subadviser to the Large Company Value Portfolio, to manage assets that he controls.


Committees


The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"), include Messrs. Formisano (Chairman), Zock and Bowman. The Audit Committee held two meetings in 2005.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairman) and Formisano and Ms. Hargadon. The Nominating Committee held one meeting in 2005. Pursuant to the Company's Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chair of the Nominating Committee.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (Chairman), Ms. Hargadon and Ms. Russell. The Investment Committee was created on
February 10, 2006.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are Independent Directors, include Messrs. Bowman (Chairman), Formisano, Holt and Zock and Ms. Hargadon and Ms. Russell. The Contract Review Committee was created on February 10, 2006.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Portfolio securities. The members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Bowman (alternate),
Mr. Formisano (alternate), Ms. Hargadon (alternate) and Mr. Zock (alternate). The Valuation Committee was created on May 1, 2006.


Security and Other Interests


The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2005.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                            Aggregate Dollar Range of Equity
                                                            Securities in All Registered
                                                            Investment Companies Overseen by
                       Dollar Range of Equity Securities    Director within the Family of
 Name of Director      the Portfolio                        Investment Companies
-------------------    ---------------------------------    --------------------------------
DeWitt F. Bowman       None                                 None
Roger A. Formisano     None                                 None
Cynthia A. Hargadon    None                                 None
Richard A. Holt        None                                 None
Harriet A. Russell     None                                 None
George J. Zock         None                                 None


DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY


                                                           Aggregate Dollar Range of Equity
                                                           Securities in All Registered
                                                           Investment Companies Overseen by
                       Dollar Range of Equity Securities   Director within the Family of
 Name of Director      in each Portfolio of the Company    Investment Companies
-------------------    ---------------------------------   --------------------------------
Lawrence E. Davanzo    None                                None



As of December 31, 2005, none of the Independent Directors, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.


Compensation


The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2005. The Company does not compensate the "interested" Director or any of the officers, with the exception of the Company's CCO, for the services they provide. The Company and the Wilshire Variable Insurance Trust each pay a portion of the CCO's compensation, and Wilshire pays the remainder of such compensation. During 2005, the Company paid each Independent Director a $3,000 annual retainer paid quarterly and $2,500 for each Board meeting. The chairperson received an addition $3,000 meeting fee for each meeting attended. Effective January 1, 2006 the Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                                            Total
                                        Pension or                       Compensation
                        Aggregate   Retirement Benefits    Estimated    from the Fund
                      Compensation  Accrued as Part of  Annual Benefits    and the
Director              from the Fund    Fund Expenses    Upon Retirement Fund Complex/1/
--------              ------------- ------------------- --------------- --------------
DeWitt F. Bowman        $ 13,000            N/A               N/A          $ 20,500
Roger D. Formisano/2/   $      0            N/A               N/A          $ 16,500
Cynthia A. Hargadon     $ 25,000            N/A               N/A          $ 39,500
Richard A. Holt/2/      $      0            N/A               N/A          $ 16,500
Harriet A. Russell/2/   $      0            N/A               N/A          $ 14,500
George J. Zock/2/       $      0            N/A               N/A          $ 16,500

* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.


(2) Elected to the Board of Directos at a Special Meeting of Shareholders held February 8, 2006.


                        PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class of shares of the Portfolio as of March 31, 2006. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed a "control person," as defined by the 1940 Act. As of March 31, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.


Shareholder                                      Percentage Owned
-----------                                      ----------------
Nationwide Life Insurance Company of America           100%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218

                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). LA Capital is the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, subject to the supervision of the Board of Directors and Wilshire.

Investment Advisory Agreement and Fees


Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio. All advisory fees are accrued daily. For the fiscal years ended December 31, 2003, 2004 and 2005 the advisory fee for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentages of net assets (net of waivers) were as follows:



                                                                % of Average
       Advisory Fee Payable   Reduction in Fee   Net Fee Paid    Net Assets
       --------------------   ----------------   ------------   ------------
2003        $ 104,876              $    0         $ 104,876         0.10%
2004        $ 147,654              $    0         $ 147,654         0.10%
2005        $ 165,313              $    0         $ 165,313         0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until May 31, 2007, unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


Investment Sub-Advisory Agreements and Fees


Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. For the fiscal years ended December 31, 2003, 2004 and 2005, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentages of net assets were as follows:



                 Sub-Advisory
                   Fee Paid       % of Average Net Assets
                 ------------     -----------------------
       2003        $ 1,374                 0.05%
       2004        $ 1,217                 0.05%
       2005        $82,656                 0.05%


LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement which is not settled by agreement of the parties will be settled by arbitration.

The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.


Portfolio Manager


The following paragraphs provide certain information with respect to the portfolio manager of the Portfolio as identified in the Prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Portfolio, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Code of Ethics" and "Proxy Voting Policy and Procedures."


LA Capital. LA Capital manages the Portfolio. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Thomas D. Stevens


                                                      # of Accounts
                                                         Managed
                                   Total                  with      Total Assets with
                                    # of     Total    Performance-  Performance-Based
                                  Accounts   Assets       Based       Advisory Fee
        Type of Accounts          Managed  (millions) Advisory Fee     (millions)
--------------------------------- -------- ---------- ------------- -----------------
Registered Investment Companies:      8     $  688.4        0            $    0
Other Pooled Investment Vehicles:     0     $      0        0            $    0
Other Accounts:                      28     $3,095.3        4            $518.4



As of December 31, 2005, LA Capital managed 36 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.


While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases and sales in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.


Mr. Stevens does not own any shares of the Portfolio.


SEC Exemptive Order

The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29, 2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability;
(8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

Services Agreement


The Company has entered into a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors, Inc., the Company's distributor. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes the Company with transfer agency services, fund accounting services, administration services and certain other services as may be required by the Company. PFPC also prepares tax returns, reports to the Portfolios' shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Portfolios with the National Securities Clearing Corp. ("NSCC") and the filing of required Portfolios reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Portfolios; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Portfolios' operations, other than providing legal or investment advice.

PFPC furnished the Company with transfer agency services, fund accounting services, administration services and certain other services pursuant to a prior agreement dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003.

For the fiscal years ended December 31, 2003, 2004 and 2005 the accounting and administration fees payable to PFPC, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolio are as follows:



                               Administration and
                                 Accounting Fee
                                    Payable       Reduction in Fee Net Fee Paid
                               ------------------ ---------------- ------------
2003                                $188,313             $0          $188,313
2004                                $252,480             $0          $252,480
2005                                $199,187             $0          $199,187

Expenses

From time to time, Wilshire or PFPC, the Company's administrator and transfer agent, may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Portfolio by vote of the majority of both
(a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Portfolio reimburses PFPC Distributors for its distribution and shareholder services expenses (the "Distribution Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. Amounts spent on behalf of the Qualified Class Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2005, are set forth below.


                                        Compensation Compensation
                                        to Brokers-  to Sales
                               Printing Dealers      Personnel    Other Total
                               -------- ------------ ------------ ----- -----
2005                              $0         $0         $6,555     $0    $0


Shareholder Servicing Plan

The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

Transfer and Dividend Disbursing Agent

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

Custodian


PFPC Trust Company, located at 8800 Tinicum Boulevard, 3/rd/ Floor, Philadelphia, PA, serves as the Company's custodian.


Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.

                                CODE OF ETHICS


The Board of Directors of the Company has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, LA Capital has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolio.


                      PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-adviser retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.


At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital submits a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at www.sec.gov.

Wilshire

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA Capital

LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefit Plans - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

                            PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.

Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. Significant variation in the portfolio turnover rates in 2003 and 2004, as disclosed in the "Financial Highlights" section of the Prospectus for the Portfolio, reflected the impact of overall market volatility on the Portfolio's attempt to replicate the returns of the Dow Jones Wilshire 5000(sm) Index through sampling techniques.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Portfolio paid total brokerage commissions of $36,613, $126,303 and $180,228, respectively.

As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers as follows:



Brokers or Dealers                                                Market Value
------------------                                                ------------
Bear Stearns Cos., Inc.                                            $  144,990
Investment Technology Group, Inc.                                  $   10,632
Jefferies Group, Inc.                                              $   22,490
JP Morgan Chase & Co.                                              $1,646,341
Lehman Brothers Holdings, Inc.                                     $  459,361
Merrill Lynch & Company, Inc.                                      $  693,962
Morgan Stanley                                                     $  641,162
Citigroup, Inc.                                                    $2,980,955



LA Capital paid on behalf of the Portfolio brokerage commissions of $539,597, representing 79.0% of the Portfolio's total brokerage commissions, for the fiscal year ended December 31, 2005 to firms which provided research services to LA Capital as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.


Each Portfolio sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of the Portfolio's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing

Price. If there are no such sales, the value is the bid quotation. Equity Securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser and the sub-adviser, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.


                       PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Purchase and Redemption of Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

The Distributor. PFPC Distributors, located at 760 Moore Road, King Of Prussia, Pennsylvania 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Qualified Class Shares of the Portfolio are continuously offered to Insurers at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

In-Kind Purchases. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that
(1) it will have good and marketable title to the securities received by it;
(2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the

Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.


Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.


Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.


Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Federal Income Tax Information." For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Portfolio, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer's Contract disclosure statement.

Regulated Investment Companies


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2005 and intends to meet the same qualifications for the fiscal year ended December 31, 2006. Qualification as a regulated investment company relieves the Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Portfolio is established in part as an investment for certain variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. To avoid the excise tax, the Portfolio intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Portfolio is derived from certain qualifying dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements with respect to his or her Portfolio shares. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Portfolio.


Any dividend or distribution paid shortly after an Insurer's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of investment. Such a dividend or distribution would be a return on investment in an economic sense.


Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as "buying a dividend."


Hedging Transactions

If an Insurer holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer's risk of loss in its Portfolio shares (an "offsetting position"), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and
(ii) such holding will limit the Insurer's ability to claim the corporate dividends received deduction in respect of Portfolio dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.


Under Section 1259 of the Code, the Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered to be constructive sales of the appreciated direct position for federal income tax purposes.


Other Tax Information


The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards


On December 31, 2005 the Portfolio had available for federal income tax purposes unused capital losses as follows:



                             Expiring December 31,
         -------------------------------------------------------------
           2008      2009       2010       2011       2012      2013
         -------- ---------- ---------- ---------- ---------- --------
         $343,818 $1,775,025 $8,232,611 $3,810,802 $5,509,772 $108,266


                               OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
       Large Company Growth Portfolio - Investment Class Shares
       Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:
       Large Company Value Portfolio - Investment Class Shares
       Large Company Value Portfolio - Institutional Class Shares

Small Company Growth Portfolio:
       Small Company Growth Portfolio - Investment Class Shares
       Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
       Small Company Value Portfolio - Investment Class Shares
       Small Company Value Portfolio - Institutional Class Shares

The Portfolio:

       Dow Jones Wilshire 5000 Index(sm) Portfolio - Investment Class Shares
       Dow Jones Wilshire 5000 Index(sm) Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index(sm) Portfolio - Horace Mann Class of Shares Dow Jones Wilshire 5000 Index(sm) Portfolio - Qualified Class of Shares


Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Portfolio's financial statements.

                             FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2005 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

Prospectus                         WILSHIRE                         May 1, 2006



                              MUTUAL FUNDS, INC.


                          Horace Mann Class of Shares
                                      of

                  Dow Jones Wilshire 5000 Index/SM/ Portfolio
                           (http://www.wilfunds.com)

                    Offered by Horace Mann Investors, Inc.

--------------------------------------------------------------------------------


               TABLE OF CONTENTS                            Page
               Introduction................................    2
               Investment and Risk Summary.................    3
                Main Investment Strategies.................    3
                Who May Want to Invest in the Portfolio....    3
                Main Investment Risks......................    3
               Performance and Fee Information.............    4
               More Information about Investments and Risks    6
               Management of the Portfolio.................    8
                Investment Adviser.........................    8
                Investment Sub-Adviser.....................    8
                Service and Distribution Plan..............    9
               Shareholder Information.....................    9
                How to Purchase Portfolio Shares...........    9
                How to Sell Portfolio Shares...............   11
                Pricing of Shares..........................   12
                Right to Reject Purchase Orders............   13
               Dividend and Distribution Information.......   14
               Tax Information.............................   14
               Financial Highlights........................   15


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Portfolio or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

                                 INTRODUCTION


This prospectus describes the Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index/SM/ Portfolio (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Dow Jones Wilshire 5000 Index/SM/ (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.


On the following pages you will find important information about the Portfolio and its Horace Mann Class of Shares, including:

..  the main investment strategies used by Wilshire Associates Incorporated
   ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;

..  the main risks of an investment in the Portfolio;

..  the Portfolio's past performance measured on a year-by-year basis; and

..  the fees and expenses that you will pay as a shareholder.

     Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolio.

                          INVESTMENT AND RISK SUMMARY

                          Main Investment Strategies

.. Invests primarily in the common stock of companies included in the Index that are representative of the Index.

.. Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.

.. Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

                    Who May Want to Invest in the Portfolio

The Portfolio may appeal to you if:

   .  you are a long-term investor or saver;

   .  you seek growth of capital;

   .  you seek to capture the returns of the entire U.S. equity market;

   . you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

   . you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                             Main Investment Risks

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                        PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Horace Mann Class of Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.



Total
Return

                                    [CHART]


  2000     2001    2002    2003    2004    2005
 ------   ------  ------  ------  ------  ------
 -11.09%  -11.52% -21.30%  29.44%  11.23%  5.49%



During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).

Average Annual Total Returns

(for the periods ended December 31, 2005)



                                                                                    Since
                                                                  1 year 5 years Inception/1/
                                                                  ------ ------- -----------
Horace Mann Class of Shares
 Return Before Taxes............................................. 5.49%   1.13%     1.82%
 Return After Taxes on Distributions/2/.......................... 5.39%   0.94%     1.50%
 Return After Taxes on Distributions and Sale of Portfolio Shares 3.69%   0.85%     1.37%
 Dow Jones Wilshire 5000 Index/SM3/.............................. 6.38%   2.10%     0.51%


/1/ Inception date (commencement of investment operations) of the Horace Mann
    Class of Shares was December 10, 1999.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
/3/ Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Horace Mann Class of Shares


This table shows the fees and expenses you may pay when you buy and hold Horace Mann Class of Shares of the Portfolio, based on actual 2005 expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                       Horace Mann
                                                          Class
                                                       -----------
             Management Fees..........................    0.10%
             Distribution and Service (12b-1) Fees....    0.35%
             Other Expenses...........................    0.44%
                                                          -----
             Total Annual Portfolio Operating Expenses    0.89%
                                                          =====


Example:

This example helps you to compare the cost of investing in the Horace Mann Class of Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown,
(ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                       Horace Mann
                                          Class
                                       -----------
                              1 Year..   $   91
                              3 Years.   $  284
                              5 Years.   $  493
                              10 Years   $1,096

                 MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above and beyond the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.9 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance will be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities, and the timing and amount of sales and redemptions of Portfolio shares.


Securities Lending

The Portfolio may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

Risk Information

Investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


Index Risk. There is a risk that the Portfolio's performance may not match the Index exactly. The Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.


Disclosure of Portfolio Holdings


A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolio's Statement of Additional Information and on the Company's website at www.wilfunds.com. The Portfolio's complete portfolio holdings data will be made available monthly on its website under the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

                          MANAGEMENT OF THE PORTFOLIO

                              Investment Adviser


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and was formed in 1972. As of March 31, 2006 Wilshire managed approximately $15.4 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, David Hall, Charles Roth, Cleo Chang and Doug Davies. Mr. Castille is the Chairman of the investment committee.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval. A discussion regarding the basis for the Board of Directors' approval of the Agreement is included in the Portfolio's Semi-Annual Report to Shareholders dated June 30, 2005.


                            Investment Sub-Adviser

The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.


Wilshire entered into a sub-advisory agreement with LA Capital, effective April 15, 2003, to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2006 managed approximately $3.9 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board of Directors' approval of LA Capital's sub-advisory agreement is included in the Portfolio's Semi-Annual Report to shareholders dated June 30, 2005. The

Portfolio's Statement of Additional Information also provides additional information about Mr. Stevens' compensation, other accounts managed by him and his ownership of shares of the Portfolio.

                         Service and Distribution Plan

The Portfolio has adopted a Service and Distribution Plan for its Horace Mann Class of Shares (the "Plan"). The Plan authorizes payments by the Horace Mann Class of Shares to reimburse PFPC Distributors, Inc. (the "Distributor") for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. ("Horace Mann") the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                            SHAREHOLDER INFORMATION

If you have questions about the Portfolio or your account you may call us at 1-877-720-3701 or the Horace Mann home office at 1-800-999-1030.

                       How To Purchase Portfolio Shares

You may buy Horace Mann Class of Shares without a sales charge on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). To purchase Horace Mann Class of Shares, contact us at 1-877-720-3701. We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates.


Minimum Investments


The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1) Horace Mann Scheduled Payment Plan. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account. You may choose to have your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or (ii) by calling us at 1-877-720-3701. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2) Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

      PNC Bank
      Pittsburgh, PA
      ABA No: 031000053
      Account Number: 8606905548
      FFC: [Name of Fund]
      FBO: [Insert shareholder name and account number.]

If your initial purchase of Portfolio shares is by wire, please call 1-877-720-3701 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3) Checks. Checks should be made payable to "Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares" and mailed to:

      Wilshire Mutual Funds, Inc.
      c/o PFPC Inc.
      P.O. Box 9807
      Providence, RI 02940

If you are sending via overnight courier:

      Wilshire Mutual Funds, Inc.
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427

Your initial investment should be accompanied by a completed and signed Account Application.

(4) Electronic Funds Transfer. You may make subsequent investments by electronic transfer of funds from an account maintained in a bank that is an Automated Clearing House member. The minimum purchase by electronic fund transfer is $500 and the maximum is $50,000 for any one transfer. You must direct the bank to send funds through the Automated Clearing House to:

      PNC Bank
      Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares
      [Your Shareholder Account Number]
      Account of [Your Name]

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 15 of this prospectus.

                         How To Sell Portfolio Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under "Right to Reject Purchase or Exchange Orders" below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Portfolio as follows:

(1) By Telephone. To sell your shares in the Portfolio by telephone you may call us at 1-877-720-3701. You may request that redemption proceeds be mailed to you by check or forwarded to you by bank wire.

    a. Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

    b. Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 for the Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) By Mail. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index/SM/ Portfolio, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000,
(ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.

Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.


Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.


The Portfolio may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and LA Capital believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Portfolio. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

                               Pricing of Shares


When you purchase Horace Mann Class of Shares of the Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase order in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value per share is calculated by adding the value of the individual securities and other assets held by the Portfolio and attributable to the Horace Mann Class of Shares, subtracting the liabilities of the Horace Mann Class of Shares, and dividing by the total number of Horace Mann Class of Shares outstanding.


A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of Wilshire and the Portfolio's sub-adviser, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.


                        Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolio provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

                     DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends or capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Horace Mann Shares of the Portfolio or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Portfolio.

The value of your Horace Mann Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                TAX INFORMATION

The Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Portfolio.

                             FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Horace Mann Class of Shares was first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.


                  DOW JONES WILSHIRE 5000 INDEX/SM/ PORTFOLIO

           For a Portfolio Share Outstanding Throughout Each Period


                                                                HORACE MANN CLASS SHARES
                                               ---------------------------------------------------------
                                                                          FOUR MONTH      PERIOD ENDED
                                                 YEAR     YEAR     YEAR     PERIOD         AUGUST 31,
                                                ENDED    ENDED    ENDED     ENDED      -----------------
                                               12/31/05 12/31/04 12/31/03 12/31/02/1/    2002      2001
                                               -------- -------- -------- ----------   -------   -------
Net asset value, beginning of period..........  $10.08   $ 9.15   $ 7.09    $ 7.38     $  8.91   $ 12.22
                                                ------   ------   ------    ------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*........................    0.08     0.08     0.05      0.01        0.04      0.05
Net realized and unrealized gain/(loss) on
 investments..................................    0.47     0.95     2.04     (0.25)      (1.53)    (3.17)
                                                ------   ------   ------    ------     -------   -------
Total from investment operations..............    0.55     1.03     2.09     (0.24)      (1.49)    (3.12)
                                                ------   ------   ------    ------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income..........   (0.06)   (0.10)   (0.03)    (0.05)      (0.04)    (0.05)
Distributions from capital gains..............      --       --       --        --          --     (0.14)
                                                ------   ------   ------    ------     -------   -------
Total distributions...........................   (0.06)   (0.10)   (0.03)    (0.05)      (0.04)    (0.19)
                                                ------   ------   ------    ------     -------   -------
Net asset value, end of period................  $10.57   $10.08   $ 9.15    $ 7.09     $  7.38   $  8.91
                                                ======   ======   ======    ======     =======   =======
Total return/2/...............................    5.49%   11.23%   29.44%    (3.28)%**  (16.85)%  (25.79)%
                                                ======   ======   ======    ======     =======   =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........  $1,891   $1,964   $1,915    $1,401     $ 1,401   $ 1,623
Operating expenses excluding custody earnings
 credit.......................................    0.89%    0.97%    1.11%     1.30%***    0.93%     0.72%
Operating expenses including reimbursement/
 waiver/custody earnings credit...............    0.89%    0.97%    1.10%     1.29%***    0.92%     0.69%
Operating expenses excluding reimbursement/
 waiver/custody earnings credit...............    0.89%    0.97%    1.11%     1.30%***    1.07%     1.03%
Net investment income including reimbursement/
 waiver/custody earnings credit...............    0.82%    0.87%    0.61%     0.52%***    0.47%     0.49%
Portfolio turnover rate.......................      46%      31%       3%        6%**       22%        8%

------------------

* The selected per share data was calculated using the average shares outstanding method for the period.
** Non-annualized
***Annualized

/1/ The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
/2/  Total return represents aggregate total return for the period indicated.

          The following notice does not constitute part of and is not incorporated into the prospectus for the Company.

                          WILSHIRE MUTUAL FUNDS, INC.

                               Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

   . Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

   . Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

   . Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

   . Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

   . Companies that provide services for us to help market our products to you; and

   .  Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


Statement of Additional Information ("SAI")
The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:


                          Wilshire Mutual Funds, Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 9807
                             Providence, RI 02940
                    or by calling toll free 1-888-200-6796


You can also review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

..For a duplicating fee, by writing to the Public Reference Section of the Commission, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

..Free from the Commission's EDGAR database on its internet website at http://www.sec.gov


The Company currently offers other classes of shares of the Portfolio in other prospectuses.

                  (Investment Company Act File No. 811-7076)
--------------------------------------------------------------------------------

                          WILSHIRE MUTUAL FUNDS, INC.


                  DOW JONES WILSHIRE 5000(sm) INDEX PORTFOLIO


                          HORACE MANN CLASS OF SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                           (http://www.wilfunds.com)

                                  May 1, 2006

This Statement of Additional Information ("SAI") provides supplementary information for the Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index Portfolio(sm) (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Horace Mann Class of Shares of the Portfolio dated May 1, 2006 and is incorporated by reference in its entirely into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at:
Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-877-720-3701.


                               TABLE OF CONTENTS


The Portfolio..............................................................  2
Investment Policies and Risks..............................................  2
Disclosure of Portfolio Holdings...........................................  7
Investment Restrictions....................................................  8
Directors and Officers..................................................... 10
Principal Holders of Securities............................................ 15
Investment Advisory and Other Services..................................... 15
Code of Ethics............................................................. 21
Proxy Voting Policy and Procedures......................................... 22
Portfolio Transactions..................................................... 24
Net Asset Value............................................................ 25
Purchase and Redemption of Shares.......................................... 26
Dividends, Distribution and Taxes.......................................... 27
Other Information.......................................................... 31
Financial Statements....................................................... 32

                                 THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Horace Mann Class of Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

Horace Mann Class of Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"). Horace Mann is a registered broker/dealer with the National Association of Securities Dealers and a wholly-owned subsidiary of the Horace Mann Educators Corporation.

                         INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. Government Securities. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.


Commercial Paper and Other Short-term Corporate Obligations. The Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.


These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. The Portfolio may invest, to a limited extent, in "derivatives". These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


Options. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index(sm) or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities. The Portfolio may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing);
(g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.


As of April 27, 2006, the Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.


The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.

                            INVESTMENT RESTRICTIONS


The investment restrictions described below, along with the Portfolio's investment objective, are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:


1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                            DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.


                                  Term of                        Number of
                                 Office/1/                      Portfolios/
                                    and         Principal        Funds in
                     Position    Length of     Occupations     Complex to be
                     Held with     Time      During the Past     Overseen    Other Directorships
   Name and Age      the Fund     Served       Five Years       by Director   Held by Director
------------------- ------------ ---------- ------------------ ------------- -------------------

Interested Director

Lawrence E.         Director and Since 2005 Senior Managing         19       Wilshire Variable
Davanzo,/2/ 53        President             Director,                        Insurance Trust (14
                                            October 2004-                    Portfolios)
                                            Present, Wilshire
                                            Associates
                                            Incorporated;
                                            President, 2005-
                                            Present, Wilshire
                                            Variable Insurance
                                            Trust; Managing
                                            Director,
                                            August 2004-
                                            October 2004,
                                            Guggenheim
                                            Partners;
                                            independent
                                            investor,
                                            August 2001-
                                            August 2004;
                                            President,
                                            February 2000-
                                            August 2001,
                                            InvestorForce
                                            Securities;
                                            Managing Director
                                            and Founder,
                                            February 1991-
                                            February 2000,
                                            Asset Strategy
                                            Consulting
                                            (investment
                                            consulting firm).

                                   Term of                        Number of
                                  Office/1/                      Portfolios/
                                     and          Principal       Funds in
                        Position  Length of      Occupations     Complex to
                        Held with   Time       During the Past   be Overseen  Other Directorships
     Name and Age       the Fund   Served        Five Years      by Director   Held by Director
----------------------- --------- ---------- ------------------- ----------- ---------------------
Non-Interested
Directors

DeWitt F. Bowman, 75    Director  Since 1996 Principal,              19      Sycuan Funds;
                                             February 1994-                  Forward Funds;
                                             Present, Pension                PCG Private Equity
                                             Investment                      Fund; Brandes
                                             Consulting                      Institutional
                                             (pension consulting             International Fund
                                             firm).                          (registered
                                                                             investment
                                                                             companies);
                                                                             RREEF America
                                                                             REIT III; Director,
                                                                             5/94-present,
                                                                             RREEF America
                                                                             REIT (real estate
                                                                             investment trusts);
                                                                             Pacific Gas &
                                                                             Electric Nuclear
                                                                             Decommissioning
                                                                             Trust (trust fund for
                                                                             decommissioning
                                                                             nuclear power
                                                                             plants);
                                                                             Wilshire Variable
                                                                             Insurance Trust (14
                                                                             Portfolios)

Roger A. Formisano, 57  Director  Since 2006 Director, The           19      Integrity Mutual
                                             Center for                      Insurance
                                             Leadership and                  Company, Wilshire
                                             Applied Business,               Variable Insurance
                                             UW-Madison                      Trust (14
                                             School of Business;             Portfolios)
                                             Principal, R.A.
                                             Formisano &
                                             Company, LLC.





Cynthia A. Hargadon, 51 Director  Since 1998 Managing Director,      19      Allmerica
                                             CRA Rogers                      Investment Trust
                                             Casey, (since                   (9 portfolios),
                                             2006); Senior                   Wilshire Variable
                                             Consultant, North               Insurance Trust (14
                                             Point Advisors                  Portfolios)
                                             (2003-2006);
                                             President, Potomac
                                             Asset Management
                                             (2000 to 2002);
                                             Director of
                                             Investments,
                                             National
                                             Automobile
                                             Dealers
                                             Association (1998
                                             to 2000).

                                         Term of                         Number of
                                        Office/1/                       Portfolios/
                                           and          Principal        Funds in
                          Position      Length of      Occupations      Complex to
                          Held with       Time       During the Past    be Overseen Other Directorships
     Name and Age         the Fund       Served        Five Years       by Director  Held by Director
---------------------- ---------------- ---------- -------------------- ----------- -------------------
Richard A. Holt,/3/ 64 Director         Since 2006 Retired; formerly         19     Wilshire Variable
                                                   Senior Relationship              Insurance Trust (14
                                                   Manager, Scudder                 Portfolios)
                                                   Insurance Asset
                                                   Management.

Harriet A. Russell, 64 Director         Since 2006 Vice President,           19     Greater Cincinnati
                                                   Cincinnati Board of              Credit Union
                                                   Education;                       Board; Wilshire
                                                   President, Greater               Variable Insurance
                                                   Cincinnati Credit                Trust (14
                                                   Union; formerly                  Portfolios)
                                                   teacher, Walnut
                                                   Hills High School.

George J. Zock, 55     Director         Since 2006 Independent               19     Wilshire Variable
                                                   Consultant;                      Insurance Trust (14
                                                   Consultant, Horace               Portfolios)
                                                   Mann Service
                                                   Corporation (2004
                                                   to 2005); Executive
                                                   Vice President,
                                                   Horace Mann Life
                                                   Insurance
                                                   Company and
                                                   Horace Mann
                                                   Service
                                                   Corporation (1997
                                                   to 2003).

Officers

Scott Boroczi, 45      Treasurer        Since      Vice President,          N/A     N/A
                                        2005       Wilshire Associates
                                                   Incorporated (since
                                                   2005); Relationship
                                                   Manager,
                                                   Municipal Trustees
                                                   Service, The Bank
                                                   of New York Trust
                                                   Company (1997 to
                                                   2005)

Helen Thompson, 38     Chief Compliance Since      Managing Director,       N/A     N/A
                       Officer and      2004       Wilshire Associates
                       Secretary                   Incorporated (since
                                                   2003);
                                                   Associate Director,
                                                   First Quadrant, L.P.
                                                   (2001 to 2003);
                                                   Chief Investment
                                                   Accountant,
                                                   Financial
                                                   Controller,
                                                   Company
                                                   Secretary,
                                                   Associate Director,
                                                   Compliance Officer
                                                   (1996 to 2003),
                                                   First Quadrant
                                                   Limited

(1) Directors hold office until they resign or their successors have been elected and qualified.
(2) Mr. Davanzo is an interested person because of his position with the Fund's investment adviser, Wilshire Associates Incorporated.
(3) Mr. Holt employs AllianceBernstein, L.P., subadviser to the Large Company Value Portfolio, to manage assets that he controls.


Committees

The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"), include Messrs. Formisano (Chairman), Zock and Bowman. The Audit Committee held two meetings in 2005.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairman) and Formisano and Ms. Hargadon. The Nominating Committee held one meeting in 2005. Pursuant to the Company's Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chair of the Nominating Committee.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (Chairman), Ms. Hargadon and Ms. Russell. The Investment Committee was created on
February 10, 2006.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are Independent Directors, include Messrs. Bowman (Chairman), Formisano, Holt and Zock and Ms. Hargadon and Ms. Russell. The Contract Review Committee was created on February 10, 2006.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Portfolio securities. The members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Bowman (alternate),
Mr. Formisano (alternate), Ms. Hargadon (alternate) and Mr. Zock (alternate). The Valuation Committee was created on May 1, 2006.


Security and Other Interests


The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2005.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                                       Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                       Investment Companies Overseen by
                                                                       Director within the Family of
Name of Director    Dollar Range of Equity Securities in the Portfolio Investment Companies
------------------- -------------------------------------------------- --------------------------------
DeWitt F. Bowman    None                                               None
Roger A. Formisano  None                                               None
Cynthia A. Hargadon None                                               None
Richard A. Holt     None                                               None
Harriet A. Russell  None                                               None
George J. Zock      None                                               None


DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY

                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in All Registered
                                                                           Investment Companies Overseen by
                    Dollar Range of Equity Securities in each Portfolio of Director within the Family of
Name of Director    the Company                                            Investment Companies
----------------    ------------------------------------------------------ --------------------------------
Lawrence E. Davanzo None                                                   None


As of December 31, 2005, none of the Independent Directors or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.


Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2005. The Company does not compensate the "interested" Director or any of the officers, with the exception of the Company's CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each pay a portion of the CCO's compensation, and Wilshire pays the remainder of such compensation. During 2005, the Company paid each Independent Director a $3,000 annual retainer paid quarterly and $2,500 for each Board meeting. The chairperson received an additional $3,000 meeting fee for each meeting attended. Effective January 1, 2006 the Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY


                                                                             Total
                                        Pension or                       Compensation
                        Aggregate   Retirement Benefits Estimated Annual from the Fund
                      Compensation  Accrued as Part of   Benefits Upon   and the Fund
      Director        from the Fund    Fund Expenses       Retirement    Complex /(1)/
--------------------- ------------- ------------------- ---------------- -------------
DeWitt F. Bowman         $13,000            N/A               N/A           $20,500
Roger D. Formisano(2)    $     0            N/A               N/A           $16,500
Cynthia A. Hargadon      $25,000            N/A               N/A           $39,500
Richard A. Holt(2)       $     0            N/A               N/A           $16,500
Harriet A. Russell(2)    $     0            N/A               N/A           $14,500
George J. Zock(2)        $     0            N/A               N/A           $16,500

(1) This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.
(2) Elected to the Board of Directors at a Special Meeting of Shareholders held February 8, 2006.


                        PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Horace Mann Class of Shares of the Portfolio as of March 31, 2006. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2006 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.



Shareholders                                                 Percentage Owned
------------                                                 ----------------
Ronald D. Baxter and                                               7.46%
Stephanie R. Baxter
c/o Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085


                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). LA Capital is the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, subject to the supervision of the Board of Directors and Wilshire.

Investment Advisory Agreement and Fees


Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio. All advisory fees are accrued daily. For the fiscal years ended December 31, 2003, 2004 and 2005 the advisory fees for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentages of net assets (net of waivers) were as follows:



                          Advisory Fee Reduction              % of Average
                            Payable     in Fee   Net Fee Paid  Net Assets
                          ------------ --------- ------------ ------------
2003                        $104,876      $0       $104,876       0.10%
2004                        $147,654      $0       $147,654       0.10%
2005                        $165,313      $0       $165,313       0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until May 31, 2007 unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


Investment Sub-Advisory Agreement and Fees


Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. For the fiscal years ended December 31, 2003, 2004 and 2005 the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentages of net assets were as follows:



                                    Sub-Advisory
                                      Fee Paid   % of Average Net Assets
                                    ------------ -----------------------
2003                                  $   812             0.05%
2004                                  $   941             0.05%
2005                                  $82,656             0.05%


LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Manager

The following paragraphs provide certain information with respect to the portfolio manager of the Portfolio as identified in the Prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Portfolio, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Code of Ethics" and "Proxy Voting Policy and Procedures."


LA Capital. LA Capital manages the Portfolio. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2005:


Thomas D. Stevens


                                   Total                  # of Accounts   Total Assets with
                                    # of                  Managed with    Performance-Based
                                  Accounts Total Assets Performance-Based   Advisory Fee
        Type of Accounts          Managed   (millions)    Advisory Fee       (millions)
--------------------------------- -------- ------------ ----------------- -----------------
Registered Investment Companies:      8      $  688.4           0              $    0
Other Pooled Investment Vehicles:     0      $      0           0              $    0
Other Accounts:                      28      $3,095.3           4              $578.4



As of December 31, 2005, LA Capital managed 36 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.


While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.


Mr. Stevens does not own any shares of the Portfolio.


SEC Exemptive Order

The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitors the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29, 2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability;
(8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

Services Agreement


The Company has entered into a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors, Inc., the Company's distributor. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes the Company with transfer agency services, fund accounting services, administration services and certain other services as may be required by the Company. PFPC also prepares tax returns, reports to the Portfolios' shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Portfolios with the National Securities Clearing Corp. ("NSCC") and the filing of required Portfolios reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Portfolios; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Portfolios' operations, other than providing legal or investment advice.

PFPC furnished the Company with transfer agency services, fund accounting services, administration services and certain other services pursuant to a prior agreement dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003.

For the fiscal years ended December 31, 2003, 2004 and 2005, the accounting and administration fees payable to PFPC, the reductions attributable to voluntary waivers, and the net fees paid with respect to the Portfolio are as follows:



                               Administration and
                                 Accounting Fee
                                    Payable       Reduction in Fee Net Fee Paid
                               ------------------ ---------------- ------------
2003                                $188,313             $0          $188,313
2004                                $252,480             $0          $252,480
2005                                $199,187             $0          $199,187

Expenses

From time to time, Wilshire or PFPC may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company. This would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class of Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class of Shares of the Portfolio reimburses PFPC Distributors for its shareholder services and distribution expenses (the "Distribution Fee") at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class of Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine. Pursuant to a Dealer Agreement between PFPC Distributors and Horace Mann Investors, Inc., PFPC Distributors pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class of Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Horace Mann Class of Shares of the Portfolio. The Plan may be terminated at any time with respect to the Horace Mann Class of Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class of Shares of the Portfolio. Amounts spent on behalf of the Horace Mann Class of Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2005, are set forth below.



                                         Compensation Compensation
                                         to Brokers-  to Sales
                                Printing Dealers      Personnel    Other Total
                                -------- ------------ ------------ ----- -----
 2005                              $0         $0         $6,555     $0    $0


Transfer and Dividend Disbursing Agent

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

Custodian


PFPC Trust Company, located at 8800 Tinicum Boulevard, 3/rd/ Floor, Philadelphia, PA 19153, serves as the Company's custodian.


Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.

                                CODE OF ETHICS


The Board of Directors of the Company has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolio.


                      PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-advisers retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.


At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital submits a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.

The Company is requested to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at www.sec.gov.

Wilshire

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA Capital

LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefit Plans - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

                            PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. LA Capital allocates portfolio transactions among broker-dealers in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.

Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.


Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

For the fiscal years ended December 31, 2003, 2004 and 2005 the Portfolio paid total brokerage commissions of $36,613, $126,303 and $180,228 respectively.

As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers as follows:



Brokers or Dealers                                           Market Value
------------------                                           ------------
Bear Stearns Cos., Inc.                                       $  144,990
Investment Technology Group, Inc.                             $   10,632
Jefferies Group, Inc.                                         $   22,490
JP Morgan Chase & Co.                                         $1,646,341
Lehman Brothers Holdings, Inc.                                $  459,361
Merrill Lynch & Company, Inc.                                 $  693,962
Morgan Stanley                                                $  641,162
Citigroup, Inc.                                               $2,980,955



LA Capital paid on behalf of the Portfolio brokerage commissions of $539,597, representing 79.0% of the Portfolio's total brokerage commissions, for the fiscal year ended December 31, 2005 to firms which provided research services to LA Capital as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.


Each Portfolio sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of the Portfolio's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity Securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser and the sub-adviser, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.


                       PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Purchase Portfolio Shares" and "How to Sell Portfolio Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

The Distributor. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Horace Mann Class Shares of the Portfolio are continuously offered at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.


In-Kind Purchases. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that
(1) it will have good and marketable title to the securities received by it;
(2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.


Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds

$50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.


Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.


Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distribution Information" and "Tax Information".

Regulated Investment Companies


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2005 and intends to meet the same qualifications for the fiscal year ended December 31, 2006. Qualification as a regulated investment company relieves the Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnership; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Portfolio is established in part as an investment for certain insurance variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other non corporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Portfolio is derived from certain qualifying dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements with respect to his or her Portfolio shares. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.


Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Portfolio.


Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and are subject to federal income tax. This is referred to as "buying a dividend."


Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.


Under Section 1259 of the Code, the Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.


Other Tax Information


The Portfolio may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.




Capital Loss Carry Forwards


On December 31, 2005 the Portfolio had available for federal income tax purposes unused capital losses as follows:



                             Expiring December 31,
                             ---------------------
           2008      2009       2010       2011       2012      2013
         -------- ---------- ---------- ---------- ---------- --------
         $343,818 $1,775,025 $8,232,611 $3,810,802 $5,509,772 $108,266

                               OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
       Large Company Growth Portfolio - Investment Class Shares
       Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:
       Large Company Value Portfolio - Investment Class Shares
       Large Company Value Portfolio - Institutional Class Shares

Small Company Growth Portfolio:
       Small Company Growth Portfolio - Investment Class Shares
       Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
       Small Company Value Portfolio - Investment Class Shares
       Small Company Value Portfolio - Institutional Class Shares

The Portfolio:

       Dow Jones Wilshire 5000 Index (sm) Portfolio - Investment Class Shares Dow Jones Wilshire 5000 Index (sm) Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index (sm) Portfolio - Horace Mann Class of
        Shares
       Dow Jones Wilshire 5000 Index (sm) Portfolio - Qualified Class of Shares


Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                             FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2005 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                          WILSHIRE MUTUAL FUNDS, INC.

                          PART C - OTHER INFORMATION

Item 23.

Exhibits:

(a)(1) Articles of Incorporation dated July 30, 1992 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 ("Post-Effective Amendment No. 3").

   (2) Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

   (3) Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 ("Post-Effective Amendment No. 8").

   (4) Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 8.

   (5) Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 ("Post-Effective Amendment No. 11").

   (6) Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 ("Post-Effective Amendment No. 13").

   (7) Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 ("Post-Effective Amendment No. 16").

   (8) Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004 ("Post-Effective Amendment No. 24").

(b)(1) By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective
       Amendment No. 3.

   (2) Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit
       (b)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996
       ("Post-Effective Amendment No. 10").

   (3) Amended By-Laws dated February 24, 2005 are filed herein.

   (4) Amended By-Laws dated June 20, 2005 are filed herein.

(c)    Not Applicable.

(d)(1) Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 ("Post-Effective Amendment No. 22").

   (2) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity
       Research, Inc. dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 22.

   (3) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, L.P. dated April 15, 2003 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 23.

   (4) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Goldman Sachs Asset Management dated
       September 29, 2004 is incorporated herein by reference to Exhibit
       (d)(4) to Post-Effective Amendment No. 25.

   (5) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company dated
       October 11, 2004 is incorporated herein by reference to Exhibit
       (d)(5) to Post-Effective Amendment No. 25.

   (6) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Kalmar Investment Advisers dated December 22,
       2004 is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 25.

   (7) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management LLC dated
       December 23, 2004 is incorporated herein by reference to Exhibit
       (d)(7) to Post-Effective Amendment No. 25.

   (8) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Delaware Management Company, a series of Delaware Management Business Trust, dated April 28, 2005 is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 26.

(e)    Distribution Agreement between the Fund and PFPC Distributors,
       Inc., dated December 31, 2000 is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A which was filed on December 21, 2001 ("Post-Effective Amendment No. 21").

(f)    Not Applicable.

(g) Custodian Services Agreement between the Fund and PFPC Trust Company dated June 13, 2005 is filed herein.

(h) Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. dated June 27, 2006 is filed herein.

(i)    Opinion and Consent of Counsel is filed herein.

(j)    Consent of PricewaterhouseCoopers LLP is filed herein.

(k)    Not Applicable.

(l) Purchase Agreement between the Fund and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated herein by reference to
       Exhibit 13 to Post-Effective Amendment No. 14 which was filed on November 25, 1998.

(m)(1) Service and Distribution Plan under Rule 12b-1, for Qualified Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 16.

   (2) Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 16.

   (3) Amended and Restated Service and Distribution Plan under Rule
       12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Exhibit (15)(b) to Post-Effective Amendment No. 11.

   (n) Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 16.

   (o) Reserved.

(p)(1) Code of Ethics of Los Angeles Capital Management & Equity
       Research, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 22.

    (2) Code of Ethics of Alliance Capital Management, L.P. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 23.

    (3) Code of Ethics of Goldman Sachs Asset Management is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 26.

    (4) Code of Ethics of NWQ Investment Management Company is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 26.

    (5) Code of Ethics of Kalmar Investment Advisers is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 26.

    (6) Code of Ethics of Pzena Investment Management LLC is incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 26.

    (7) Code of Ethics of Delaware Management Company, a series of Delaware Management Business Trust, is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 26.

    (8) Standards of Business Conduct and Code of Ethics of the Fund and Wilshire Associates Incorporated is filed herein.

(Other) Powers of Attorney of the Directors dated February 24, 2006 is filed herein.

Item 24. Persons Controlled By or Under Common Control with Registrant

   Not Applicable.

Item 25. Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 21.

Item 26. Business and Other Connections of Investment Adviser

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, Los Angeles Capital Management and Equity Research, Inc., AllianceBernstein, L.P., Goldman Sachs Asset Management, NWQ Investment Management Company, LP, Kalmar Investment Advisers, Pzena Investment Management LLC and Delaware Management Company, a series of Delaware Management Business Trust, together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.


Wilshire Associates Incorporated



                                          Nature of
                                        Company and/or
Name and Position with Wilshire       Principal Business                           Other Connections
-------------------------------       ------------------ ----------------------------------------------------------------------
Robert John Raab, Vice Chairman           Investment     Director, Wilshire Global Advisers, Inc., 1299 Ocean Ave., Santa
                                          Management     Monica, CA

Dennis Anthony Tito, Chairman & Chief     Investment     Director, Wilshire Global Advisers, Inc., 1299 Ocean Ave., Santa
Executive Officer                         Management     Monica, CA; Director, Wilshire Global Advisers Limited, 1299 Ocean
                                                         Ave., Santa Monica, CA; Director, RFT Corporation, Inc., 1299 Ocean
                                                         Ave., Santa Monica, CA; Director, Summit Advisers, Inc., 1299 Ocean
                                                         Ave., Santa Monica, CA; Director, Wilshire Associates Europe B.V.,
                                                         Prins Hendriklaan 43, 1075 Amsterdam, The Netherlands; Director,
                                                         Wilshire Australia Pty Limited, Level 6, AMP, 1 Hobart place, Canberra
                                                         ACT 2601, Australia

Rosalind Margaret Hewsenian, Director     Investment     None
                                          Management

Robert Charles Kuberek, Director          Investment     None
                                          Management

Howard Tamotsu Yata, Director             Investment     None
                                          Management

Cecilia Infee Loo, Director               Investment     None
                                          Management

Lawrence E. Davanzo, Director             Investment     None
                                          Management


San Olivia Slawson,               Investment        Director, RFT Corporation, Inc.,
Chief Compliance Officer          Management        1299 Ocean Ave., Santa Monica, CA

Julia Kathleen Bonafede, Director Investment        None
                                  Management

Thomas Kevin Lynch, Director      Investment        None
                                  Management

Robert C. Kuberek, Chief          Investment        Chief Financial Officer, Wilshire
Financial Officer                 Management        Global Advisors, Inc., 1299 Ocean Ave.,
                                                    Santa Monica, CA

Art Baram, Secretary              Investment        Corporate Secretary, Wilshire
                                  Management        Global Advisors, Inc., 1299 Ocean Ave.,
                                                    Santa Monica, CA

Ziba Saatchian, Treasurer         Investment        None
                                  Management

Los Angeles Capital Management and Equity Research, Inc.

                                  Nature of Company
                                  and/or Principal
Name and Position with LA Capital     Business            Position With Other Company
--------------------------------- ----------------- ---------------------------------------
Thomas Stevens                    Investment        Director, PrimeZone Media
Director/CEO/Chairman/Compliance  Management        Network, 5200 W Century
Officer                                             Blvd # 470, Los Angeles, CA

Hal Reynolds                      Investment        None
Director/Treasurer                Management

Stuart Matsuda                    Investment        None
Director/Secretary                Management

David Borger                      Investment        None
Director                          Management

Christine Kugler                  Investment        None
Director                          Management


AllianceBernstein, L.P.

                        Position With
   Name and Address     AllianceBernstein L.P. Occupation
   ----------------     ---------------------- ----------
Alliance Capital        General Partner           N/A
Management Corp.
(ACMC)

Alliance Capital        Limited Partner           N/A
Management Holding L.P.

                                Position With
    Name and Address        AllianceBernstein L.P.                        Occupation
    ----------------      -------------------------- ----------------------------------------------------
AXA Equitable Life        Limited Partner            N/A
Insurance Company
(AELIC)
Lewis A. Sanders          Chairman of the Board and  Chairman of the Board and Chief
                          Chief Executive Officer    Executive Officer/ Director of ACMC
Roger Hertog              Vice Chairman and          Vice Chairman of ACMC
                          Director
Benjamin Duke Holloway    Director                   Consultant, The Continental Companies
Dominique Carrel-Billiard Director                   Senior Vice President, AXA
Henri DeCastries          Director                   Chairman, Management Board, AXA
                                                     Director, AELIC
                                                     Chairman of the Board, AXA Financial
Denis Duverne             Director                   Chief Financial Officer, AXA
                                                     Director, AELIC
W. Edwin Jarmain          Director                   President, Jarmain Group Inc.
Nicolas Moreau            Director                   Chief Executive Officer, AXA
                                                     Investment Managers
Lorie A. Slutsky          Director
Peter J. Tobin            Director                   Special Assistant to the President,
                                                     St. John's University
Stanley B. Tulin          Director                   Vice Chairman & Chief Financial Officer,
                                                     AXA Financial
Christopher M. Condron    Director                   Director, President & Chief
                                                     Executive Officer, AXA Financial
                                                     Chairman and Chief Executive Officer, AELIC
                                                     Member of the Management Board, AXA
Gerald M. Lieberman       President, Chief Operating President and Chief Operating
                          Officer and Director       Officer of ACMC
Lawrence H. Cohen         Executive Vice President   Executive Vice President of ACMC
Laurence E. Cranch        Executive Vice President   Executive Vice President and General Counsel of ACMC
                          and General Counsel
Sharon E. Fay             Executive Vice President   Executive Vice President of ACMC
Marilyn G. Fedak          Executive Vice President   Executive Vice President of ACMC
Mark R. Gordon            Executive Vice President   Executive Vice President of ACMC
Thomas S. Hexner          Executive Vice President   Executive Vice President of ACMC
Seth J. Masters           Executive Vice President   Executive Vice President of ACMC
Marc O. Mayer             Executive Vice President   Executive Vice President of ACMC
Douglas J. Peebles        Executive Vice President   Executive Vice President of ACMC

                              Position With
    Name and Address      AllianceBernstein L.P.              Occupation
    ----------------     ------------------------- --------------------------------
Jeffrey S. Phlegar       Executive Vice President  Executive Vice President of ACMC
James G. Reilly          Executive Vice President  Executive Vice President of ACMC
Paul C. Rissman          Executive Vice President  Executive Vice President of ACMC
Lisa A. Shalett          Executive Vice President  Executive Vice President of ACMC
David A. Steyn           Executive Vice President  Executive Vice President of ACMC
Christopher M. Toub      Executive Vice President  Executive Vice President of ACMC
Robert Henry Joseph, Jr. Senior Vice President and Senior Vice President and Chief
                         Chief Financial Officer   Financial Officer of ACMC
Mark R. Manley           Senior Vice President and Senior Vice President and Chief
                         Chief Compliance Officer  Compliance Officer of ACMC

Goldman Sachs Asset Management, L.P.

                                  Nature of Company
Name and Position with GSAM       and/or Principal Business Position With Other Company
---------------------------       ------------------------- ---------------------------------------------------------
Peter Kraus                       Investment Advisory       Goldman, Sachs & Co. (Investment Management Division)
Managing Director, Co-Head of the Services                    - Co-Head Investment Management Division
Investment Management Division                              Goldman, Sachs & Co.
                                                              - Managing Director
                                                              - Partner
Eric Schwartz                     Investment Advisory       Goldman, Sachs & Co. (Investment Management Division)
Managing Director, Co-Head of the Services                    - Co-Head Investment Management Division
Investment Management Division                                - Managing Director
                                                              - Partner
Jonathan Beinner                  Investment Advisory       Goldman, Sachs & Co. (Investment Management Division)
Managing Director, Chief          Services                    - Co-Head U.S. Fixed Income, Municipals & Money Markets
Investment Officer, Co-head of                                - Managing Director
Global Fixed Income and Money                               The Goldman Sachs Trust Company, N.A.
Markets                                                       - Officer
Tom Kenny                         Investment Advisory       Goldman, Sachs & Co. (Investment Management Division)
Managing Director, Co-Head Global Services                    - Co-Head US Fixed Income, Municipals & Money Markets
Fixed Income and Money Markets

                                                        - Managing Director, Senior Portfolio Manager Municipal Bonds
Robert Litterman                  Investment Advisory Goldman, Sachs & Co.
Managing Director, Director of    Services            (Investment Management Division)
Quantitative Resources Group                            - Managing Director, Head of Quantitative Research and Risk
                                                          Management
                                                      Goldman, Sachs & Co.
                                                        - Managing Director
George Walker                     Investment Advisory Goldman, Sachs & Co.
Managing Director, Head of        Services            (Investment Management Division)
Alternative Investment Strategies                       - Managing Director
                                                      Goldman Sachs Princeton LLC
                                                        - Managing Director
                                                        - President
Kaysie Uniacke                    Investment Advisory Goldman, Sachs & Co.
Managing Director, Head of US     Services            (Investment Management Division)
Distribution                                            - Head of US Distribution
                                                        - Managing Director
Suzanne Donohoe                   Investment Advisory Goldman Sachs Asset Management International
Managing Director, Head of        Services              - Chief Executive Officer
European Distribution, Co-Head of                       - Co-Head Asset Management group Europe
Europe                                                Goldman, Sachs & Co.
                                                      (Investment Management Division)
                                                        - Managing Director
                                                      The Goldman Sachs Trust Company, N.A.
                                                        - Director
Stephen Fitzgerald                Investment Advisory Goldman Sachs Asset Management Co., Ltd.
Managing Director, Co-Head of     Services              - Director, Part Time
IMD Asia

                                                    - Head Asset Management group operations
                                                    - Co-Head Investment Management Division Asia
                                                  Goldman, Sachs & Co. (Investment Management Division)
                                                    - Managing Director

Ted Sotir                     Investment Advisory Goldman Sachs Asset Management International
Managing Director, Co-Head of Services              - Global Chief Administrative Officer for Asset Management Group
Europe; Global Chief                                - Director
Administrative Officer                              - Executive Director
                                                  Goldman, Sachs & Co. (Investment Management Division)
                                                    - Managing Director

NWQ Investment Management Company LLC

                                     Nature of Company
Name and Position with NWQ           and/or Principal Business Position with other Company
--------------------------           ------------------------- ----------------------------------
Bosse, Jon D.                        Investment Management     None
Chief Investment Officer, Managing
Director, Portfolio Manager/Analyst

Friedel, E.C. (Ted)                  Investment Management     None
Managing Director, Investment
Strategist/Portfolio Manger/Analyst

Mendez, Michael C.                   Investment Management     Tradewinds NWQ
Chief Executive Officer                                        Global Investors, LLC,
                                                               Chief Executive Officer, President

Slaven, Mary-Gene                    Investment Management     None
Managing Director, Director of
Administration, Secretary/Treasurer

Newmarch, Philip C.                  Investment Management     None
Assistant Vice President, Controller

Kalmar Investment Advisers

                                         Nature of Company
Name and Position with Kalmar            and/or Principal Business Position with other Company
-----------------------------            ------------------------- -----------------------------------------------------
Ford B. Draper, Jr.                      Investment Management     KII* - President, CIO,
Trustee, President, Chairman and Direct                            Director and Owner;
Owner                                                              KPIT** - Chairman of the Board of Trustees

Dana F. Walker                           Investment Management     KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Gregory A. Hartley                       Investment Management     KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Ford B. Draper, III                      Investment Management     KII* - Owner and Managing Director;
Managing Director and Direct Owner                                 KPIT** - Vice President

Avery Draper                             Investment Management     --
Direct Owner

Brian D. Draper                          Investment Management     KII* - Vice President
Vice President and Trustee

Verna E. Knowles                         Investment Management     KII* - Secretary, Treasurer and Owner;
Trustee, Secretary, Treasurer and Direct                           KPIT** - CFO and Treasurer;
Owner                                                              President and Director of Books and Balances, Ltd.***

Marjorie L. McMenamin                    Investment Management     KII* - Owner;
Trustee and Direct Owner                                           KPIT** - Secretary

Greg Travers                             Investment Management     KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Steffen Torres                           Investment Management     KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Nancy Romito                             Investment Management     KII* - Owner
Client Services Director and Direct
Owner

Jeffrey Stroble                     Investment Management KII* - Owner
Client Services Director and Direct
Owner

Jeannine Laughman                   Investment Management KII* - Owner
Portfolio Manager, Research Analyst
and Direct Owner

Monica Butler                       Investment Management KII* - Owner
Head Trader and Direct Owner

Kimberly R. Portmann                Investment Management KII* - Chief Compliance
Chief Compliance Officer                                  Officer

*KII - Kalmar Investments Inc.

**KPIT - Kalmar Pooled Investment Trust (This is Kalmar's proprietary mutual fund; the legal entity is a Delaware Business Trust, so there are Trustees and Officers of the Trust)

***Books and Balances, Ltd. - this is solely owned by Verna Knowles and is a small company providing tax return services to individuals.

Pzena Investment Management, LLC

                                      Nature of Company
Name and Position with Pzena          and/or Principal Business Position with other Company
----------------------------          ------------------------- ---------------------------
Richard S. Pzena                      Registered Investment     None
Managing Principal, Chief Executive   Adviser/Investment
Officer, Co-Chief Investment Officer, Management
and Voting Member

John P. Goetz                         Registered Investment     None
Managing Principal, Co-Chief          Adviser/Investment
Investment Officer, and Voting Member Management

Amelia C. Jones                       Registered Investment     None
Managing Principal, Operations &      Adviser/Investment
Administration and Voting Member      Management

William L. Lipsey                     Registered Investment     None
Managing Principal, Marketing and     Adviser/Investment
Client Services and Voting Member     Management

A. Rama Krishna                       Registered Investment     None
Managing Principal, Portfolio Manager Adviser/Investment
and Voting Member                     Management

Katherine K. Grier                    Registered Investment     None
General Counsel, Chief Compliance     Adviser/Investment
Officer and Voting Member             Management

Delaware Management Company, a series of Delaware Management Business Trust

                                                 Nature of
                                               Company and/or
Name and Position with Delaware              Principal Business   Other Connections
-------------------------------             --------------------- -----------------
Jude T. Driscoll, President & CEO           Investment Management None

John C.E. Campbell, President of Global     Investment Management None
Institutional Sales

Patrick P. Coyne, EVP, Managing Director    Investment Management None
Head of Equity Investments

Philip N. Russo, EVP, Chief Financial       Investment Management None
Officer, Chief Operating Officer

See Yeng Quek, EVP, Managing Director,      Investment Management None
Chief Investment Officer Fixed Income
Investments

Kevin J. Lucey, EVP, Chief of Sales, Client Investment Management None
Services & Marketing

Richelle S. Maestro, EVP, General Counsel/  Investment Management None
Secretary

Carolyn McIntyre, SVP, Head of Human        Investment Management None
Resources

Ryan Brist, EVP, Managing Director Fixed    Investment Management None
Income

Brian Murray, SVP, Chief Compliance         Investment Management None
Officer

Item 27. Principal Underwriters

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of March 31, 2006:

             GuideStone Funds
             AFBA 5 Star Funds, Inc.

             Atlantic Whitehall Funds Trust
             CRM Mutual Fund Trust
             Highland Floating Rate Fund
             Highland Floating Rate Advantage Fund
             Harris Insight Funds Trust
             Kalmar Pooled Investment Trust
             Matthews Asian Funds
             Metropolitan West Funds
             The RBB Fund, Inc.
             RS Investment Trust
             Stratton Growth Fund, Inc.
             Stratton Monthly Dividend REIT Shares, Inc.
             The Stratton Funds, Inc.
             Van Wagoner Funds

             Wilshire Variable Insurance Trust


       Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

             BlackRock Provident Institutional Funds
             BlackRock Funds
             International Dollar Reserve Fund I, Ltd.
             BlackRock Bond Allocation Target Shares

       Distributed by MGI Funds Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

             MGI Funds

       Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

             Northern Funds
             Northern Institutional Funds

       Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

             ABN AMRO Funds

   PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

    (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

                              Positions and Offices          Positions and Offices
Name                            With Underwriter                with Registrant
----                 --------------------------------------- ---------------------
Brian Burns          Chairman, Chief Executive Officer,
                     Director and President                  None
Michael Denofrio     Director                                None
Nicholas Marsini     Director                                None
Rita G. Adler        Chief Compliance Officer &
                     Anti-Money Laundering Officer           None
Christine A. Ritch   Chief Legal Officer,
                     Assistant Secretary and Assistant Clerk None
Steven B. Sunnerberg Secretary and Clerk                     None
Julie Bartos         Assistant Secretary and Assistant Clerk None
Bradley A. Stearns   Assistant Secretary and Assistant Clerk None
Amy Brennan          Assistant Secretary and Assistant Clerk None
Craig Stokarski      Treasurer and Financial &
                     Operations Principal,
                     Chief Financial Officer                 None
Maria Schaffer       Controller and Assistant Treasurer      None
Bruno Di Stefano     Vice President                          None
Susan K. Moscaritolo Vice President                          None

    (c)   Not applicable.

Item 28. Location of Accounts and Records

    1.    PFPC Inc.
          760 Moore Road
          King of Prussia, PA 19406-0903
          (records relating to its function as fund accountant, transfer agent and administrator)

    2.    PFPC Distributors, Inc.
          760 Moore Road
          King of Prussia, PA 19406-0903
          (records relating to its functions as distributor)

    3.    PFPC Trust Company
          8800 Tinicum Boulevard, 3rd Floor
          Philadelphia, PA 19153.
          (records relating to its function as custodian)

    4.    Wilshire Associates Incorporated
          1299 Ocean Avenue
          Suite 700
          Santa Monica, CA 90401
          (records relating to its function as investment adviser)

    5.    Los Angeles Capital Management & Equity Research, Inc.
          11150 Santa Monica Blvd.
          Suite 200
          Los Angeles, CA 90025
          (records relating to its function as investment sub-adviser)

    6.    Goldman Sachs Asset Management, L.P.
          32 Old Slip, 23rd Floor,
          New York, NY 10005
          (records relating to its function as investment sub-adviser)

    7.    AllianceBernstein, LP
          1345 Avenue of the Americas
          New York, New York 10105
          (records relating to its function as investment sub-adviser)

    8.    NWQ Investment Management Company, LP
          2049 Century Park East
          4th Floor
          Los Angeles, California 90067
          (records relating to its function as investment sub-adviser)

    9.    Kalmar Investment Advisers
          3701 Kennett Pike
          Wilmington, Delaware 19807
          (records relating to its function as investment sub-adviser)

    10.   Pzena Investment Management, LLC
          120 West 45th Street
          34th Floor
          New York, New York 10036
          (records relating to its function as investment sub-adviser)

    12. Delaware Management Company, a series of Delaware Management Business Trust
          2005 Market Street
          Philadelphia, PA 19103
          (records relating to its function as investment sub-adviser)

Item 29. Management Services

          Not Applicable.

Item 30. Undertakings

          Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 27 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 28(th) day of April 2006.

WILSHIRE MUTUAL FUNDS, INC.

BY: /s/ Lawrence E. Davanzo
    -------------------------
    Lawrence E. Davanzo
    PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                          Title                           Date
----------                          -----                           ----
/s/ Lawrence E. Davanzo             Director and President          April 28, 2006
----------------------------------- (principal executive officer)
Lawrence E. Davanzo

/s/ Cynthia A. Hargadon*            Director, Chairman of the Board April 28, 2006
-----------------------------------
Cynthia A. Hargadon

/s/ DeWitt F. Bowman*               Director                        April 28, 2006
-----------------------------------
DeWitt F. Bowman

/s/ Roger A. Formisano*             Director                        April 28, 2006
-----------------------------------
Roger A. Formisano

/s/ Richard A. Holt*                Director                        April 28, 2006
-----------------------------------
Richard A. Holt

/s/ Harriet A. Russell*             Director                        April 28, 2006
-----------------------------------
Harriett A. Russell

/s/ George J. Zock*                 Director                        April 28, 2006
-----------------------------------
George J. Zock

/s/ Scott Boroczi                   Treasurer                       April 28, 2006
----------------------------------- (Principal financial officer)
Scott Boroczi

*BY: /s/ Lawrence E. Davanzo                                        April 28, 2006
     -----------------------------
     As Attorney-in-Fact and Agent
     pursuant to Power of Attorney

   EXHIBIT INDEX

Item    Exhibit
----    -------------------------------------------------------------------------------------------------
(b)(3)  Amended By-Laws dated February 24, 2005

(b)(4)  Amended By-Laws dated June 20, 2005

(g)     Custodian Services Agreement

(h)     Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement

(i)     Opinion and Consent of Counsel

(j)     Consent of PricewaterhouseCoopers LLP

(p)(11) Standards of Business Conduct and Code of Ethics of the Fund and Wilshire Associates Incorporated

(Other) Powers of Attorney